    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 24, 2003
                                                            FILE NOS.: 333-66203
                                                                       811-09081

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                    / X /
                           PRE-EFFECTIVE AMENDMENT NO.                     /   /
                        POST-EFFECTIVE AMENDMENT NO. 5                     / X /
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                              / X /
                                AMENDMENT NO. 7                            / X /

                                   ----------

                        MORGAN STANLEY INTERNATIONAL FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & MAW LLP
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement
  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                 immediately upon filing pursuant to paragraph (b)
          -----
            X    on December 30, 2003 pursuant to paragraph (b)
          -----
                 60 days after filing pursuant to paragraph (a)
          -----
                 on (date) pursuant to paragraph (a)(2) of rule 485.
          -----

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

MORGAN STANLEY FUNDS



MORGAN STANLEY INTERNATIONAL FUND


A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL GROWTH


[MORGAN STANLEY LOGO]


PROSPECTUS


DECEMBER 30, 2003



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


THE FUND

     Investment Objective                                                      1
     Principal Investment Strategies                                           1
     Principal Risks                                                           2
     Past Performance                                                          4
     Fees and Expenses                                                         5
     Additional Investment Strategy Information                                7
     Additional Risk Information                                               8
     Fund Management                                                           9

SHAREHOLDER INFORMATION

     Pricing Fund Shares                                                      10
     How To Buy Shares                                                        10
     How To Exchange Shares                                                   12
     How To Sell Shares                                                       14
     Distributions                                                            15
     Tax Consequences                                                         16
     Share Class Arrangements                                                 17

FINANCIAL HIGHLIGHTS                                                          25

MORGAN STANLEY FUNDS                                           Inside Back Cover




This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley International Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]


The Fund will normally invest at least 65% of its assets in a diversified portfolio of international common stocks and other equity securities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc. uses a "top-down" approach that emphasizes country and sector selection and weightings over individual stock selection.

COUNTRY AND SECTOR SELECTION. The Investment Manager first considers the countries and sectors represented in the Morgan Stanley Capital International
(MSCI) EAFE (Europe, Australasia and Far East) Index. The Investment Manager--on an ongoing basis--establishes the proportion or weighting for each country and/or sector (eg., overweight, underweight or neutral) relative to the Index for investment by the Fund. The Investment Manager may also choose to overweight or underweight particular sectors, such as telecommunications or banking, within each country or region. In making its determinations, it evaluates factors such as valuation, economic outlook, corporate earnings growth, inflation, liquidity and risk characteristics, investor sentiment, interest rates, and currency outlook. The Fund invests in at least three separate countries.

STOCK SELECTION. The Investment Manager invests the Fund's assets within each country and/or sector based on its assigned weighting. Within each country or sector, the Investment Manager will try to match the performance of a broad local market index by investing in optimized "baskets" of common stocks and other equity securities, which may include depositary receipts, preferred securities and convertible securities. In most cases, the MSCI Index for that country will be used as the benchmark index.


In addition to the securities discussed above, the Fund may also invest in equity and/or fixed-income and convertible securities of issuers located anywhere in the world, including the United States; securities of other investment companies; forward foreign currency exchange contracts and futures on stock indexes. The Fund may invest up to 10% of its net assets in securities of companies located in emerging market countries.


CAPITAL GROWTH

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN PRICE RATHER THAN PAY OUT INCOME.

MSCI EAFE COUNTRIES

INCLUDE AUSTRALIA, JAPAN, NEW ZEALAND, MOST NATIONS IN WESTERN EUROPE, HONG KONG AND SINGAPORE.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis--and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.


PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in the securities of other investment companies, fixed-income, convertible securities and forward foreign currency exchange contracts and futures on stock indexes. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[GRAPH]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

2000         -15.66%
2001         -19.00%
2002         -15.00%


THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003 WAS 13.57%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.08% (quarter ended December 31, 2002) and the lowest return for a calendar quarter was -18.54% (quarter ended September 30, 2002).



ANNUAL TOTAL RETURNS


THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 3 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)



                                                                                           LIFE OF FUND
                                                                                             (SINCE
(FUND SPECIFIC)                                                            PAST 1 YEAR       6/28/99)
Class A--Return Before Taxes                                                    -18.92%          -10.36%
Class B--Return Before Taxes                                                    -19.25%          -10.16%
Class B--Return After Taxes on Distributions(1)                                 -19.25%          -10.71%
Class B--Return After Taxes on Distributions and Sale of Fund Shares            -11.82%           -8.09%
Class C--Return Before Taxes                                                    -15.93%           -9.66%
Class D--Return Before Taxes                                                    -14.18%           -8.78%
         MSCI EAFE Index(2)                                                     -15.94%          -10.09%
         Lipper International Funds Index(3)                                    -13.83%           -7.35%



(1) THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD, BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE INDEX") MEASURES THE PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN EUROPE, AUSTRALIA, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OF FEES. SUCH COST WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
(3) THE LIPPER INTERNATIONAL FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER INTERNATIONAL FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THE INDEX.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge


AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                      CLASS A     CLASS B     CLASS C     CLASS D
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)            5.25%(1)    None        None        None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)                  None(2)     5.00%(3)    1.00%(4)    None

ANNUAL FUND OPERATING EXPENSES


                                                      CLASS A     CLASS B     CLASS C     CLASS D
Management fee                                           1.00%       1.00%       1.00%       1.00%
Distribution and service (12b-1) fees                    0.21%       1.00%       1.00%       None
Other expenses                                           0.37%       0.37%       0.37%       0.37%
Total annual Fund operating expenses                     1.58%       2.37%       2.37%       1.37%


(1)  REDUCED FOR PURCHASES OF $25,000 AND OVER.
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.
(4)  ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.


ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003.

                    IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
           1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A    $  677    $   998    $ 1,340    $  2,305    $  677    $   998    $ 1,340    $  2,305
Class B    $  740    $ 1,039    $ 1,465    $  2,706    $  240    $   739    $ 1,265    $  2,706
Class C    $  340    $   739    $ 1,265    $  2,706    $  240    $   739    $ 1,265    $  2,706
Class D    $  139    $   434    $   750    $  1,646    $  139    $   434    $   750    $  1,646


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's principal investment strategies.

OTHER GLOBAL SECURITIES. The Fund may invest up to 35% of its net assets in equity and/or fixed-income and convertible securities of issuers located anywhere in the world, including the United States.


INVESTMENT COMPANIES. The Fund may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager may view these investments as necessary to participate in certain foreign markets where direct investment by the Fund may be difficult or impracticable.


EMERGING MARKET COUNTRIES. The Fund may invest up to 10% of its net assets in securities of companies located in emerging market countries. These are countries that major financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. With regard to investments in emerging market countries, the Fund may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain exposure to currencies underlying various securities or financial instruments held in its portfolio.

FUTURES ON STOCK INDEXES. The Fund may invest in futures on stock indexes. Futures on stock indexes may be used to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to the stock or bond markets, to generate income, or to seek to protect against decline in securities prices or increases in prices of securities that may be purchased.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so.


Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's principal investment strategies.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

CONVERTIBLE SECURITIES. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of these securities may include junk bonds, which have speculative characteristics.

INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund would bear its share of the investment company's fees and expenses.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve significant risk.

FUTURES ON STOCK INDEXES. If the Fund invests in futures on stock indexes, its participation in these markets would subject the Fund to investment risks to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures on stock indexes include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of them securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.


FUND MANAGEMENT

[GRAPHIC]


The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund is managed by the Active International Allocation team. Ann D. Thivierge, a Managing Director of the Investment Manager, is a current member of the team.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 1.00% of the Fund's average daily net assets.

Prior to the date of this Prospectus, Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley and an affiliate of the Investment Manager, acted as sub-advisor for the Fund (the "Former Sub-Advisor"). The Former Sub-Advisor is located at 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager paid the Former Sub-Advisor monthly compensation equal to 40% of this fee.



MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $115 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF NOVEMBER 30, 2003.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


HOW TO BUY SHARES

[GRAPHIC]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.



CONTACTING A FINANCIAL ADVISOR


IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS


                                                            MINIMUM INVESTMENT
                                                     -------------------------------
INVESTMENT OPTIONS                                      INITIAL          ADDITIONAL
Regular Accounts                                       $  1,000           $   100
Individual Retirement Account                          $  1,000           $   100
Coverdell Education Savings Account                    $    500           $   100
EASYINVEST(R)
(Automatically from your checking or savings
  account or Money Market Fund)                        $    100*          $   100*


* Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.




EASYINVEST(R)


A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley International Fund.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS                    PROCEDURES
Contact Your               To sell your shares, simply call your Morgan
Financial Advisor          Stanley Financial Advisor or other authorized
                           financial representative. Payment will be sent to
                           the address to which the account is registered, or
                           deposited in your brokerage account.

By Letter                  You can also sell your shares by writing a "letter
                           of instruction" that includes:
                           -  your account number;
                           -  the name of the Fund;
                           -  the dollar amount or the number of shares you
                              wish to sell;
                           -  the Class of shares you wish to sell; and
                           -  the signature of each owner as it appears on
                              the account.

                           If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800)
                           869-NEWS for a determination as to whether a particular institution is an eligible guarantor.)
                           A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                           Mail the letter to Morgan Stanley Trust at P.O.
                           Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                           A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic                 If your investment in all of the Morgan Stanley
Withdrawal Plan            Funds has a total market value of at least
                           $10,000, you may elect to withdraw amounts of $25
                           or more, or in any whole percentage of a fund's
                           balance (provided the amount is at least $25), on
                           a monthly, quarterly, semi-annual or annual basis,
                           from any fund with a balance of at least $1,000.
                           Each time you add a fund to the plan, you must
                           meet the plan requirements.

                           Amounts withdrawn are subject to any applicable
                           CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this PROSPECTUS.

                           To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to


TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:
-  The Fund makes distributions; and
-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.


SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS   SALES CHARGE                                                                 MAXIMUM ANNUAL 12b-1 FEE
  A     Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold without an initial sales charge are generally subject
        to a 1.0% CDSC during the first year                                                   0.25%
  B     Maximum 5.0% CDSC during the first year decreasing to 0% after six years               1.00%
  C     1.0% CDSC during the first year                                                        1.00%
  D     None                                                                                   None

CLASS A SHARES are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


                                                     FRONT-END SALES CHARGE
                                       --------------------------------------------------
AMOUNT OF                                  PERCENTAGE OF           APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                     PUBLIC OFFERING PRICE       OF NET AMOUNT INVESTED
Less than $25,000                              5.25%                       5.54%
$25,000 but less than $50,000                  4.75%                       4.99%
$50,000 but less than $100,000                 4.00%                       4.17%
$100,000 but less than $250,000                3.00%                       3.09%
$250,000 but less than $500,000                2.50%                       2.56%
$500,000 but less than $1 million              2.00%                       2.04%
$1 million and over                            0.00%                       0.00%

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:
-  A single account (including an individual, trust or fiduciary account).
- Family member accounts (limited to husband, wife and children under the age of 21).
- Pension, profit sharing or other employee benefit plans of companies and their affiliates.
-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D



FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.
- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
   (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.
- Insurance company separate accounts that have been approved by the Fund's distributor.
- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
   (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.
- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.
- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE        CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First                                                      5.0%
Second                                                     4.0%
Third                                                      3.0%
Fourth                                                     2.0%
Fifth                                                      2.0%
Sixth                                                      1.0%
Seventh and thereafter                                     None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:
- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.
- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).
-  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.
- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.
- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


CONVERSION FEATURE. After 10 years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of

Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.
- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.
- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.
- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.
- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.
- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES

                                                                                                              FOR THE PERIOD
                                                                                                              JUNE 28, 1999*
                                                                                                                  THROUGH
FOR THE YEAR ENDED OCTOBER 31,                          2003         2002          2001           2000       OCTOBER 31, 1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $     6.70   $     7.77    $    10.29     $    10.57    $          10.00
                                                     ----------   ----------    ----------     ----------    ----------------
Income (loss) from investment operations:
  Net investment income++                                  0.08         0.04          0.06           0.11                0.01
  Net realized and unrealized gain (loss)                  1.33        (1.03)        (2.07)         (0.39)               0.56
                                                     ----------   ----------    ----------     ----------    ----------------
Total income (loss) from investment operations             1.41        (0.99)        (2.01)         (0.28)               0.57
                                                     ----------   ----------    ----------     ----------    ----------------
Less dividends and distributions from:
  Net investment income                                   (0.08)       (0.08)           --             --                  --
  Net realized gain                                          --           --         (0.51)            --                  --
                                                     ----------   ----------    ----------     ----------    ----------------
Total dividends and distributions                         (0.08)       (0.08)        (0.51)            --                  --
                                                     ----------   ----------    ----------     ----------    ----------------
Net asset value, end of period                       $     8.03   $     6.70    $     7.77     $    10.29    $          10.57
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             21.31%      (12.93)%      (20.36)%        (2.65)%              5.70%(1)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                                   1.58%        1.56%         1.46%(4)       1.47%               1.81%(2)
Net investment income                                      1.02%        0.54%         0.73%          0.95%               0.31%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $   63,422   $   44,373    $   37,974     $   46,535    $         38,506
Portfolio turnover rate                                      43%          39%           37%            84%                 14%(1)

*    COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

CLASS B SHARES

                                                                                                              FOR THE PERIOD
                                                                                                              JUNE 28, 1999*
                                                                                                                  THROUGH
FOR THE YEAR ENDED OCTOBER 31,                          2003         2002          2001           2000       OCTOBER 31, 1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $    6 .58   $     7.62    $   1 0.19     $    10.55    $          10.00
                                                     ----------   ----------    ----------     ----------    ----------------
Income (loss) from investment operations:
  Net investment income (loss)++                           0.01        (0.02)         0.00           0.02               (0.02)
  Net realized and unrealized gain (loss)                  1.34        (1.02)        (2.06)         (0.38)               0.57
                                                     ----------   ----------    ----------     ----------    ----------------
Total income (loss) from investment operations             1.35        (1.04)        (2.06)         (0.36)               0.55
                                                     ----------   ----------    ----------     ----------    ----------------
Less distributions from net realized gain                    --           --         (0.51)            --                  --
                                                     ----------   ----------    ----------     ----------    ----------------
Net asset value, end of period                       $     7.93   $     6.58    $     7.62     $    10.19    $          10.55
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             20.52%      (13.65)%      (21.08)%        (3.41)%              5.50%(1)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                                   2.37%        2.32%         2.24%(4)       2.22%               2.56%(2)
Net investment income (loss)                               0.23%       (0.22)%       (0.06)%         0.20%              (0.44)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $  205,544   $  217,216    $  340,158     $  561,375    $        465,258
Portfolio turnover rate                                      43%          39%           37%            84%                 14%(1)

*    COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

CLASS C SHARES

                                                                                                              FOR THE PERIOD
                                                                                                              JUNE 28, 1999*
                                                                                                                  THROUGH
FOR THE YEAR ENDED OCTOBER 31,                          2003         2002          2001           2000       OCTOBER 31, 1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $     6.59   $     7.62    $    10.19     $    10.55    $          10.00
                                                     ----------   ----------    ----------     ----------    ----------------
Income (loss) from investment operations:
  Net investment income (loss)++                           0.01        (0.01)        (0.01)          0.02               (0.02)
  Net realized and unrealized gain (loss)                  1.33        (1.02)        (2.05)         (0.38)               0.57
                                                     ----------   ----------    ----------     ----------    ----------------
Total income (loss) from investment operations             1.34        (1.03)        (2.06)         (0.36)               0.55
                                                     ----------   ----------    ----------     ----------    ----------------
Less dividends and distributions from:
  Net investment income                                   (0.01)          --            --             --                  --
  Net realized gain                                          --           --         (0.51)            --                  --
                                                     ----------   ----------    ----------     ----------    ----------------
Total dividends and distributions                         (0.01)          --         (0.51)            --                  --
                                                     ----------   ----------    ----------     ----------    ----------------
Net asset value, end of period                       $     7.92   $     6.59    $     7.62     $    10.19    $          10.55
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             20.40%      (13.52)%      (21.08)%        (3.41)%              5.50%(1)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                                   2.37%        2.18%         2.24%(4)       2.22%               2.56%(2)
Net investment income (loss)                               0.23%       (0.08)%       (0.06)%         0.20%              (0.44)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $   25,471   $   26,195    $   39,079     $   69,640    $         69,811
Portfolio turnover rate                                      43%          39%           37%            84%                 14%(1)

*    COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

CLASS D SHARES

                                                                                                              FOR THE PERIOD
                                                                                                              JUNE 28, 1999*
                                                                                                                  THROUGH
FOR THE YEAR ENDED OCTOBER 31,                          2003         2002          2001           2000       OCTOBER 31, 1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $     6.73   $     7.80    $    10.32     $    10.58    $          10.00
                                                     ----------   ----------    ----------     ----------    ----------------
Income (loss) from investment operations:
  Net investment income++                                  0.08         0.06          0.08           0.15                0.01
  Net realized and unrealized gain (loss)                  1.36        (1.04)        (2.09)         (0.41)               0.57
                                                     ----------   ----------    ----------     ----------    ----------------
Total income (loss) from investment operations             1.44        (0.98)        (2.01)         (0.26)               0.58
                                                     ----------   ----------    ----------     ----------    ----------------
Less dividends and distributions from:
  Net investment income                                   (0.10)       (0.09)           --             --                  --
  Net realized gain                                          --           --         (0.51)            --                  --
                                                     ----------   ----------    ----------     ----------    ----------------
Total dividends and distributions                         (0.10)       (0.09)        (0.51)            --                  --
                                                     ----------   ----------    ----------     ----------    ----------------
Net asset value, end of period                       $     8.07   $     6.73    $     7.80     $    10.32    $          10.58
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             21.68%      (12.70)%      (20.30)%        (2.46)%              5.80%(1)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                                   1.37%        1.32%         1.24%(4)       1.22%               1.56%(2)
Net investment income                                      1.23%        0.78%         0.94%          1.20%               0.56%(2)
Supplemental Data:
Net assets, end of period, in thousands              $  132,544   $  120,329    $  124,065     $   98,465    $          1,336
Portfolio turnover rate                                      43%          39%           37%            84%                 14%(1)

*    COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

NOTES

MORGAN STANLEY FUNDS


GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Market Leader Trust
Nasdaq-100 Index Fund
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund

GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust Value Fund
Value-Added Market Series--Equity Portfolio

INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
Quality Income Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust

SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
NL--NO-LOAD (MUTUAL) FUND; MM--MONEY MARKET FUND; FSC--A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Ticker Symbols:

CLASS A:                      INLAX
CLASS B:                      INLBX
CLASS C:                      INLCX
CLASS D:                      INLDX


(The Fund's Investment Company Act File No. is 811-09081)

Investments and services offered through Morgan Stanley DW Inc., member SIPC, Morgan Stanley Distributors Inc., member NASD
(C) 2003 Morgan Stanley


[MORGAN STANLEY LOGO]


                              MORGAN STANLEY FUNDS


                                               Morgan Stanley International Fund


                                                                     36075 12/03


                               A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL GROWTH

[MORGAN STANLEY LOGO]

                                                                      PROSPECTUS

                                                               DECEMBER 30, 2003

                                                                   CLF# 36075PRO

STATEMENT OF ADDITIONAL INFORMATION

MORGAN STANLEY INTERNATIONAL FUND


DECEMBER 30, 2003

     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated December 30, 2003) for Morgan Stanley International Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley
International Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                            4
  II.  Description of the Fund and Its Investments and Risks                                   4
       A. Classification                                                                       4
       B. Investment Strategies and Risks                                                      4
       C. Fund Policies/Investment Restrictions                                               14
 III.  Management of the Fund                                                                 15
       A. Board of Trustees                                                                   15
       B. Management Information                                                              15
       C. Compensation                                                                        22
  IV.  Control Persons and Principal Holders of Securities                                    24
   V.  Investment Management and Other Services                                               24
       A. Investment Manager                                                                  24
       B. Principal Underwriter                                                               25
       C. Services Provided by the Investment Manager                                         25
       D. Dealer Reallowances                                                                 26
       E. Rule 12b-1 Plan                                                                     26
       F. Other Service Providers                                                             30
       G. Codes of Ethics                                                                     30
  VI.  Brokerage Allocation and Other Practices                                               31
       A. Brokerage Transactions                                                              31
       B. Commissions                                                                         31
       C. Brokerage Selection                                                                 31
       D. Directed Brokerage                                                                  32
       E. Regular Broker-Dealers                                                              32
 VII.  Capital Stock and Other Securities                                                     32
VIII.  Purchase, Redemption and Pricing of Shares                                             33
       A. Purchase/Redemption of Shares                                                       33
       B. Offering Price                                                                      34
  IX.  Taxation of the Fund and Shareholders                                                  35
   X.  Underwriters                                                                           37
  XI.  Calculation of Performance Data                                                        37
 XII.  Financial Statements                                                                   38
XIII.  Morgan Stanley Investment Management Proxy Voting Policy and Procedures        Appendix A

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "CUSTODIAN" -- JPMorgan Chase Bank.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley International Fund, a registered open-end investment company.


     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on October 23, 1998, with the name Morgan Stanley Dean Witter International Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley International Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is long-term capital growth.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     U.S. GOVERNMENT SECURITIES. Securities issued by the U.S. Government, its agencies or instrumentalities in which the Fund may invest include:

          (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

          (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

     Neither the value nor the yield of the U.S. government securities which may be invested in by the Fund are guaranteed by the U.S. government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date,which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large,commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times,the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.


     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.


     COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a"premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.


     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.


     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.


     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period,the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise,the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security(currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies)at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.


     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion. If the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.


     REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.

     The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other appropriate liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund's total assets. The Fund will make no purchases of portfolio securities while it is still subject to a reverse repurchase agreement.


     ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).


     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.


     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets.The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


The Fund will:

     1.   Seek long-term capital growth.

The Fund MAY not:


     1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).


     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.


     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.


     4. Purchase or sell real estate or interests therein (including real estate limited partnerships), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     5. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     6. Purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell (write) interest rate, currency and stock and bond index futures contracts and related options thereon.

     7. Borrow money (except insofar as the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% of its total assets (not including the amount borrowed).

     8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

     10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

     11. Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     12. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     14. Invest for the purpose of exercising control or management of any other issuer.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc..

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                           POSITION(S)   LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT     SERVED*             PAST 5 YEARS**          BY TRUSTEE          BY TRUSTEE
------------------------   -----------   ---------   ------------------------------   ----------   ------------------------
Michael Bozic (62)         Trustee       Since       Retired; Director or Trustee        216       Director of Weirton
c/o Mayer, Brown,                        April       of the Retail Funds (since                    Steel Corporation.
Rowe & Maw LLP                           1994        April 1994) and the
Counsel to the                                       Institutional Funds (since
Independent Directors                                July 2003); formerly Vice
1675 Broadway                                        Chairman of Kmart Corporation
New York, NY                                         (December 1998-October 2000),
                                                     Chairman and Chief Executive
                                                     Officer of Levitz Furniture
                                                     Corporation (November 1995-
                                                     November 1998) and President
                                                     and Chief Executive Officer of
                                                     Hills Department Stores (May
                                                     1991-July 1995); formerly
                                                     variously Chairman, Chief
                                                     Executive Officer, President
                                                     and Chief Operating Officer
                                                     (1987-1991) of the Sears
                                                     Merchandise Group of Sears,
                                                     Roebuck & Co.

Edwin J. Garn (71)         Trustee       Since       Director or Trustee of the          216       Director of Franklin
c/o Summit Ventures LLC                  January     Retail Funds (since January                   Covey (time management
1 Utah Center                            1993        1993) and the Institutional                   systems), BMW Bank of
201 S. Main Street                                   Funds (since July 2003);                      North America, Inc.
Salt Lake City, UT                                   member of the Utah Regional                   (industrial loan
                                                     Advisory Board of Pacific                     corporation), United
                                                     Corp.; formerly United States                 Space Alliance (joint
                                                     Senator (R-Utah) (1974-1992)                  venture between Lockheed
                                                     and Chairman, Senate Banking                  Martin and the Boeing
                                                     Committee (1980-1986), Mayor                  Company) and Nuskin Asia
                                                     of Salt Lake City, Utah                       Pacific (multilevel
                                                     (1971-1974), Astronaut, Space                 marketing); member of
                                                     Shuttle Discovery (April                      the board of various
                                                     12-19, 1985), and Vice                        civic and charitable
                                                     Chairman, Huntsman Corporation                organizations.
                                                     (chemical company).

Wayne E. Hedien (69)       Trustee       Since       Retired; Director or Trustee        216       Director of The PMI
c/o Mayer, Brown,                        September   of the Retail Funds (since                    Group Inc. (private
Rowe & Maw LLP                           1997        September 1997) and the                       mortgage insurance);
Counsel to the                                       Institutional Funds (since                    Trustee and Vice
Independent Directors                                July 2003); formerly                          Chairman of The Field
1675 Broadway                                        associated with the Allstate                  Museum of Natural
New York, NY                                         Companies (1966-1994), most                   History; director of
                                                     recently as Chairman of The                   various other business
                                                     Allstate Corporation (March                   and charitable
                                                     1993-December 1994) and                       organizations.
                                                     Chairman and Chief Executive
                                                     Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December
                                                     1994).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                           POSITION(S)   LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT     SERVED*             PAST 5 YEARS**          BY TRUSTEE          BY TRUSTEE
------------------------   -----------   ---------   ------------------------------   ----------   ------------------------
Dr. Manuel H. Johnson      Trustee       Since       Chairman of the Audit               216       Director of NVR, Inc.
(54)                                     July 1991   Committee and Director or                     (home construction);
c/o Johnson Smick                                    Trustee of the Retail Funds                   Chairman and Trustee of
International, Inc.                                  (since July 1991) and the                     the Financial Accounting
2099 Pennsylvania                                    Institutional Funds (since                    Foundation (oversight
Avenue, N.W.                                         July 2003); Senior Partner,                   organization of the
Suite 950                                            Johnson Smick International,                  Financial Accounting
Washington, D.C.                                     Inc., a consulting firm;                      Standards Board);
                                                     Co-Chairman and a founder of                  Director of RBS
                                                     the Group of Seven Council                    Greenwich Capital
                                                     (G7C), an international                       Holdings (financial
                                                     economic commission; formerly                 holding company).
                                                     Vice Chairman of the Board of
                                                     Governors of the Federal
                                                     Reserve System and Assistant
                                                     Secretary of the U.S.
                                                     Treasury.

Joseph J. Kearns (61)      Trustee       Since       Deputy Chairman of the Audit        217       Director of Electro Rent
PMB754                                   July 2003   Committee and Director or                     Corporation (equipment
23852 Pacific                                        Trustee of the Retail Funds                   leasing), The Ford
Coast Highway                                        (since July 2003) and the                     Family Foundation, and
Malibu, CA                                           Institutional Funds (since                    the UCLA Foundation.
                                                     August 1994); previously
                                                     Chairman of the Audit
                                                     Committee of the Institutional
                                                     Funds (October 2001-July
                                                     2003); President, Kearns &
                                                     Associates LLC (investment
                                                     consulting); formerly CFO of
                                                     the J. Paul Getty Trust.

Michael E. Nugent (67)     Trustee       Since       Chairman of the Insurance           216       Director of various
c/o Triumph Capital, L.P.                July 1991   Committee and Director or                     business organizations.
445 Park Avenue                                      Trustee of the Retail Funds
New York, NY                                         (since July 1991) and the
                                                     Institutional Funds (since
                                                     July 2001); General Partner of
                                                     Triumph Capital, L.P., a
                                                     private investment
                                                     partnership; formerly Vice
                                                     President, Bankers Trust
                                                     Company and BT Capital
                                                     Corporation (1984-1988).

Fergus Reid (71)           Trustee       Since       Chairman of the Governance          217       Trustee and Director of
85 Charles Colman Blvd.                  July 2003   Committee and Director or                     certain investment
Pawling, NY                                          Trustee of the Retail Funds                   companies in the
                                                     (since July 2003) and the                     JPMorgan Funds complex
                                                     Institutional Funds (since                    managed by JP Morgan
                                                     June 1992); Chairman of                       Investment Management
                                                     Lumelite Plastics Corporation.                Inc.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.


                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                           POSITION(S)   LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT     SERVED*             PAST 5 YEARS**          BY TRUSTEE          BY TRUSTEE
------------------------   -----------   ---------   ------------------------------   ----------   ------------------------
Charles A. Fiumefreddo     Chairman      Since       Chairman and Director or            216       None
(70)                       of the        July 1991   Trustee of the Retail Funds
c/o Morgan Stanley Trust   Board                     (since July 1991) and the
Harborside Financial       and                       Institutional Funds (since
Center,                    Trustee                   July 2003); formerly Chief
Plaza Two,                                           Executive Officer of the
Jersey City, NJ                                      Retail Funds (until
                                                     September 2002).

James F. Higgins (55)      Trustee       Since       Director or Trustee of the          216       Director of AXA
c/o Morgan Stanley Trust                 June        Retail Funds (since June 2000)                Financial, Inc. and The
Harborside Financial                     2000        and the Institutional Funds                   Equitable Life Assurance
Center,                                              (since July 2003); Senior                     Society of the United
Plaza Two,                                           Advisor of Morgan Stanley                     States (financial
Jersey City, NJ                                      (since August 2000); Director                 services).
                                                     of the Distributor and Dean
                                                     Witter Realty Inc.; previously
                                                     President and Chief Operating
                                                     Officer of the Private Client
                                                     Group of Morgan Stanley (May
                                                     1999-August 2000), and
                                                     President and Chief Operating
                                                     Officer of Individual
                                                     Securities of Morgan Stanley
                                                     (February 1997-May 1999).

Philip J. Purcell (60)     Trustee       Since       Director or Trustee of the          216       Director of American
1585 Broadway                            April       Retail Funds (since April                     Airlines, Inc. and its
New York, NY                             1994        1994) and the Institutional                   parent company, AMR
                                                     Funds (since July 2003);                      Corporation.
                                                     Chairman of the Board of
                                                     Directors and Chief Executive
                                                     Officer of Morgan Stanley and
                                                     Morgan Stanley DW Inc.;
                                                     Director of the Distributor;
                                                     Chairman of the Board of
                                                     Directors and Chief Executive
                                                     Officer of Novus Credit
                                                     Services Inc.; Director and/or
                                                     officer of various Morgan
                                                     Stanley subsidiaries.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                POSITION(S)        LENGTH
  NAME, AGE AND ADDRESS OF       HELD WITH         OF TIME                 PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT         SERVED*                        PAST 5 YEARS**
-----------------------------   -----------   -----------------   ------------------------------------------------
Mitchell M. Merin (50)          President     Since May 1999      President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                       Stanley Investment Management Inc.; President,
New York, NY                                                      Director and Chief Executive Officer of the
                                                                  Investment Manager and Morgan Stanley Services;
                                                                  Chairman and Director of the Distributor;
                                                                  Chairman and Director of the Transfer Agent;
                                                                  Director of various Morgan Stanley subsidiaries;
                                                                  President of the Institutional Funds (since July
                                                                  2003) and President of the Retail Funds (since
                                                                  May 1999); Trustee (since July 2003) and
                                                                  President (since December 2002) of the Van
                                                                  Kampen Closed-End Funds; Trustee (since May
                                                                  1999) and President (since October 2002) of the
                                                                  Van Kampen Open-End Funds.

Barry Fink (48)                 Vice          Since February      General Counsel (since May 2000) and Managing
1221 Avenue of the Americas     President     1997                Director (since December 2000) of Morgan Stanley
New York, NY                    and General                       Investment Management; Managing Director (since
                                Counsel                           December 2000), Secretary (since February 1997)
                                                                  and Director (since July 1998) of the Investment
                                                                  Manager and Morgan Stanley Services; Assistant
                                                                  Secretary of Morgan Stanley DW; Vice President
                                                                  of the Institutional Funds (since July 2003);
                                                                  Managing Director, Secretary and Director of the
                                                                  Distributor; previously Secretary of the Retail
                                                                  Funds (February 1997-July 2003); previously Vice
                                                                  President and Assistant General Counsel of the
                                                                  Investment Manager and Morgan Stanley Services
                                                                  (February 1997-December 2001).

Ronald E. Robison (64)          Executive     Since April 2003    Chief Global Operations Officer and Managing
1221 Avenue of the Americas     Vice                              Director of Morgan Stanley Investment Management
New York, NY                    President                         Inc.; Managing Director of Morgan Stanley & Co.
                                Principal                         Incorporated; Managing Director of Morgan
                                and                               Stanley; Managing Director, Chief Administrative
                                Executive                         Officer and Director of the Investment Manager
                                Officer                           and Morgan Stanley Services; Chief Executive
                                                                  Officer and Director of the Transfer Agent;
                                                                  Managing Director and Director of the
                                                                  Distributor; Executive Vice President and
                                                                  Principal Executive Officer of the Institutional
                                                                  Funds (since July 2003); previously President
                                                                  (March 2001-July 2003) and Director of the
                                                                  Institutional Funds (March 2001-July 2003).

Joseph J. McAlinden (60)        Vice          Since July 1995     Managing Director and Chief Investment Officer
1221 Avenue of the Americas     President                         of the Investment Manager and Morgan Stanley
New York, NY                                                      Investment Management Inc.; Director of the
                                                                  Transfer Agent, Chief Investment Officer of the
                                                                  Van Kampen Funds; Vice President of the
                                                                  Institutional Funds (since July 2003) and the
                                                                  Retail Funds (since July 1995).

Stefanie V. Chang (37)          Vice          Since July 2003     Executive Director of Morgan Stanley & Co. and
1221 Avenue of the Americas     President                         Morgan Stanley Investment Management Inc. and
New York, NY                                                      Vice President of the Institutional Funds (since
                                                                  December 1997) and the Retail Funds (since July
                                                                  2003); formerly practiced law with the New York
                                                                  law firm of Rogers & Wells (now Clifford Chance
                                                                  LLP).


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                POSITION(S)        LENGTH
  NAME, AGE AND ADDRESS OF       HELD WITH         OF TIME                 PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT         SERVED*                        PAST 5 YEARS**
-----------------------------   -----------   -----------------   ------------------------------------------------
Francis J. Smith (38)           Treasurer     Treasurer since     Executive Director of the Investment Manager and
c/o Morgan Stanley Trust        and Chief     July 2003 and       Morgan Stanley Services (since December 2001);
Harborside Financial Center,    Financial     Chief Financial     previously Vice President of the Retail Funds
Plaza Two,                      Officer       Officer since       (September 2002-July 2003); previously Vice
Jersey City, NJ                               September 2002      President of the Investment Manager and Morgan
                                                                  Stanley Services (August 2000-November 2001) and
                                                                  Senior Manager at PricewaterhouseCoopers LLP
                                                                  (January 1998-August 2000).

Thomas F. Caloia (57)           Vice          Since July 2003     Executive Director (since December 2002) and
c/o Morgan Stanley Trust        President                         Assistant Treasurer of the Investment Manager,
Harborside Financial Center,                                      the Distributor and Morgan Stanley Services;
Plaza Two,                                                        previously Treasurer of the Retail Funds (April
Jersey City, NJ                                                   1989-July 2003); formerly First Vice President
                                                                  of the Investment Manager, the Distributor and
                                                                  Morgan Stanley Services.

Mary E. Mullin (37)             Secretary     Since July 2003     Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                       Incorporated, Morgan Stanley Investment
New York, NY                                                      Management Inc. and the Investment Manager;
                                                                  Secretary of the Institutional Funds (since June
                                                                  1999) and the Retail Funds (since July 2003);
                                                                  formerly practiced law with the New York law
                                                                  firms of McDermott, Will & Emery and Skadden,
                                                                  Arps, Slate, Meagher & Flom LLP.


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn
K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2002.



                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2002)                       (AS OF DECEMBER 31, 2002)
------------------------   ---------------------------------------------   ----------------------------------------------
INDEPENDENT:
Michael Bozic                                   None                                       over $100,000
Edwin J. Garn                                   None                                       over $100,000
Wayne E. Hedien                                 None                                       over $100,000
Dr. Manuel H. Johnson                           None                                       over $100,000
Michael E. Nugent                               None                                       over $100,000
INTERESTED:
Charles A. Fiumefreddo                   $10,001 - $50,000                                 over $100,000
James F. Higgins                                None                                       over $100,000
Philip J. Purcell                               None                                       over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Funds' fiscal year ended October 31, 2003, the Audit Committee held eight meetings.

     The Boards of the Retails Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic Reid, and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended October 31, 2003, the Insurance Committee held two meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended October 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.

                                FUND COMPENSATION



                                                                     AGGREGATE
                                                                   COMPENSATION
NAME OF TRUSTEE                                                    FROM THE FUND
---------------                                                    -------------
Michael Bozic                                                        $  1,289
Edwin J. Garn                                                           1,289
Wayne E. Hedien                                                         1,289
Dr. Manuel H. Johnson                                                   1,750
Joseph J. Kearns                                                          259
Michael E. Nugent                                                       1,618
Fergus Reid                                                               259
Charles A. Fiumefreddo                                                  3,946



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messr. Nugent who also received compensation for his service as Director/Trustee to 13 Institutional Funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Retail Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Retail Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for Messrs. Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002.

The compensation below includes attendance at the Derivative Committee meetings, two of which were held during the Fund's last fiscal year. The Derivatives Committee was eliminated on July 31, 2003.

               CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX



                                                                   TOTAL CASH
                                                                  COMPENSATION
                                                                 FOR SERVICES TO
                                                                 MORGAN STANLEY
NAME OF TRUSTEE                                                   FUND COMPLEX
---------------                                                  ---------------
Michael Bozic                                                      $  159,650
Edwin J. Garn                                                         159,650
Wayne E. Hedien                                                       158,950
Dr. Manuel H. Johnson                                                 226,063
Joseph J. Kearns*                                                      95,500
Michael E. Nugent                                                     296,475
Fergus Reid*                                                           95,500
Charles A. Fiumefreddo                                                360,000



----------
* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Boards of the Institutional Funds in connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Retail Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Retail Funds (not including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid began serving as Trustees of the Funds on July 31, 2003. As of this STATEMENT OF ADDITIONAL INFORMATION, Messrs. Kearns and Reid do not participate in the retirement program.

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

            RETIREMENT BENEFITS FROM ALL MORGAN STANLEY RETAIL FUNDS



                                              FOR ALL ADOPTING FUNDS
                                           ----------------------------    RETIREMENT
                                             ESTIMATED                      BENEFITS       ESTIMATED ANNUAL
                                             CREDITED                      ACCRUED AS          BENEFITS
                                             YEARS OF       ESTIMATED       EXPENSES      UPON RETIREMENT(2)
                                            SERVICE AT    PERCENTAGE OF      BY ALL            FROM ALL
                                            RETIREMENT      ELIGIBLE        ADOPTING           ADOPTING
NAME OF INDEPENDENT TRUSTEE                (MAXIMUM 10)   COMPENSATION        FUNDS              FUNDS
---------------------------                ------------   -------------   -------------   ------------------
Michael Bozic                                   10           60.44%         $  18,457         $  47,838
Edwin J. Garn                                   10           60.44             23,881            47,878
Wayne E. Hedien                                  9           51.37             34,473            40,842
Dr. Manuel H. Johnson                           10           60.44             19,803            70,050
Michael E. Nugent                               10           60.44             32,362            62,646



----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 23.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     The following owned 5% or more of the outstanding Class A Shares of the Fund as of December 9, 2003: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 -29.57%, BND Trustee for Collegesave, Collegesave Age-Based Folio 1, Attn: Kerry McLaughlin, 825 3rd Avenue, 9th floor, New York, NY 10022-7519 -10.44% and BND Trustee for Collegesave, Collegesave Age-Based Folio 3C, Attn: Kerry McLaughlin, 825 3rd Avenue, 9th floor, New York, NY 10022-7519 -5.61%.


     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 1.00% of daily net assets up to $1 billion; and 0.95% of daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $6,602,375, $5,015,324 and $3,971,394, respectively.

     Prior to the date of this STATEMENT OF ADDITIONAL INFORMATION, Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley and an affiliate of the Investment Manager, acted as sub-advisor for the Fund (the "Former Sub-Advisor"). The Former Sub-Advisor is located at 1221 Avenue of the Americas, New York, NY 10020.

     Under a former Sub-Advisory Agreement (the "Former Sub-Advisory Agreement") between the Former Sub-Advisor and the Investment Manager, the Former Sub-Advisor provided the Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of the Investment Manager. The Investment Manager paid the Former Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee. For the fiscal years ended October 31, 2001, 2002 and 2003, the Sub-Advisor accrued total compensation under the Former Sub-Advisory Agreement in the amounts of $2,640,950, $2,006,130 and $1,588,558, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies.The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER


     The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees, who are not parties to the Management Agreement or the Sub-Advisory Agreement or are "independent Trustees," which votes must be cast in person at a meeting called for the purpose of voting on such approval.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                                           2003                      2002                       2001
                                 -----------------------   ------------------------   ------------------------
Class A                            FSCs:(1)   $   24,699    FSCs:(1)   $     28,922    FSCs:(1)   $     62,243
                                  CDSCs:      $   33,775   CDSCs:      $     39,811   CDSCs:      $     10,030
Class B                           CDSCs:      $  562,688   CDSCs:      $  1,061,114   CDSCs:      $  1,731,586
Class C                           CDSCs:      $    2,575   CDSCs:      $      3,243   CDSCs:      $     15,526


----------
(1)  FSC applies to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the NASD.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 2003, of $1,982,703. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended October 31, 2003, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $114,063 and $241,005, respectively, which amounts are equal to 0.21% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2003, to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $44,671,289 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 15.17% ($6,775,896) -- advertising and promotional expenses; (ii) 0.24% ($105,594) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 84.60% ($37,789,799) -- other expenses, including the gross sales credit and the carrying charge, of which 8.34% ($3,153,254) represents carrying charges, 37.95% ($14,339,530) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 53.71% ($20,297,015) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $22,231,401 as of October 31, 2003 (the end of the Fund's fiscal year), which was equal to 10.82% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time totaled $402 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to 0.002% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered:

(1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustee's quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


     JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005, is the Custodian of the Fund's assets. The Custodian has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS


     The Transfer Agent is an affiliate of the Investment Manager and Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS


     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid a total of $233,831, $201,342 and $233,068, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund did not pay any brokerage commissions to either Morgan Stanley DW or Morgan Stanley & Co.


C. BROKERAGE SELECTION


     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believe the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by it and any of its asset management affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as advisors to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner as they deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended October 31, 2003, the Fund paid $81,402 in brokerage commissions in connection with transactions in the aggregate amount of $135,065,448 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended October 31, 2003, the Fund purchased securities issued by ABN AMRO Holding NV, Credit Suisse Group, Deutsche Bank AG, Dexia, Societe Generale and UBS Securities, which issuers were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At October 31, 2003, the Fund held securities issued by UBSAG, Deutsche Bank AG, Credit Suisse Group, ABN AMRO Holding NV, Societe Generale and Dexia with market values of $4,640,191, $2,590,373, $2,572,396, $2,071,878, $944,419 and $888,622, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribu-tion expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communication with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over- the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies ("PFICs")." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that a Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA


        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDING OCTOBER 31, 2003



                                   INCEPTION
CLASS                                 DATE       1 YEAR     LIFE OF FUND
-----                              ----------   --------    ------------
Class A                              06/28/99      14.94%          -4.46%
Class B                              06/28/99      15.52%          -4.44%
Class C                              06/28/99      19.40%          -4.00%
Class D                              06/28/99      21.68%          -3.06%




          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING OCTOBER 31, 2003



                                   INCEPTION
CLASS                                 DATE       1 YEAR     LIFE OF FUND
-----                              ----------   --------    ------------
Class A                              06/28/99      21.31%          -3.27%
Class B                              06/28/99      20.52%          -4.02%
Class C                              06/28/99      20.40%          -4.00%
Class D                              06/28/99      21.68%          -3.06%



          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING OCTOBER 31, 2003



                                   INCEPTION
CLASS                                 DATE       1 YEAR     LIFE OF FUND
-----                              ----------   --------    ------------
Class A                              06/28/99      21.31%         -13.43%
Class B                              06/28/99      20.52%         -16.31%
Class C                              06/28/99      20.40%         -16.26%
Class D                              06/28/99      21.68%         -12.63%

     Investments of $10,000, $50,000 and $100,000 in each class at inception of the Class would have declined to the following amounts at October 31, 2003:



                                             INVESTMENT AT INCEPTION OF:
                              INCEPTION    -------------------------------
CLASS                            DATE      $ 10,000   $ 50,000   $ 100,000
-----                         ----------   --------   --------   ---------
Class A                         06/28/99   $  8,202   $ 41,554   $  83,973
Class B                         06/28/99      8,369     41,845      83,690
Class C                         06/28/99      8,374     41,870      83,740
Class D                         06/28/99      8,737     43,685      87,370



   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                         PERIOD ENDING OCTOBER 31, 2003



                                                INCEPTION
CALCULATION METHODOLOGY                            DATE       1 YEAR    LIFE OF FUND
-----------------------                         ----------   --------   ------------
After taxes on distributions                      06/28/99      15.52%         -4.91%
After taxes on distributions and redemptions      06/28/99      10.09%         -3.99%



XII. FINANCIAL STATEMENTS

     EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2003

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            Common and Preferred Stocks and
            Rights (98.3%)

            Australia (3.8%)
            ALUMINUM
   58,508   Alumina Ltd.                                        $       246,432
                                                                ---------------
            BEVERAGES: ALCOHOLIC
  102,513   Foster's Group Ltd.                                         331,078
   35,767   Southcorp Ltd.                                               78,357
                                                                ---------------
                                                                        409,435
                                                                ---------------
            BEVERAGES: NON-ALCOHOLIC
   25,313   Coca-Cola Amatil Ltd.                                       105,364
                                                                ---------------
            BIOTECHNOLOGY
    4,768   CSL Ltd.                                                     57,282
                                                                ---------------
            BUILDING PRODUCTS
   74,382   CSR Ltd.                                                    111,439
                                                                ---------------
            CASINO/GAMING
   19,284   TABCORP Holdings Ltd.                                       157,949
                                                                ---------------
            CHEMICALS: MAJOR DIVERSIFIED
   15,398   Orica Ltd.                                                  143,748
                                                                ---------------
            CONSTRUCTION MATERIALS
   31,510   Boral Ltd.                                                  122,475
   54,660   Rinker Group Ltd.                                           245,289
                                                                ---------------
                                                                        367,764
                                                                ---------------
            CONTAINERS/PACKAGING
   42,693   Amcor Ltd.                                                  256,455
                                                                ---------------
            ENGINEERING & CONSTRUCTION
   12,108   Leighton Holdings Ltd.                                       97,290
                                                                ---------------
            FINANCIAL CONGLOMERATES
   10,494   Macquarie Bank Ltd.                                         258,377
   26,954   Suncorp-Metway Ltd.                                         247,058
                                                                ---------------
                                                                        505,435
                                                                ---------------
            FOOD RETAIL
   53,939   Coles Myer Ltd.                                             296,182
   49,633   Woolworths Ltd.                                             390,041
                                                                ---------------
                                                                        686,223
                                                                ---------------
            GAS DISTRIBUTORS
   23,350   Australian Gas Light
             Company Ltd.                                       $       176,565
   15,557   Origin Energy Ltd.                                           47,275
                                                                ---------------
                                                                        223,840
                                                                ---------------
            HOSPITAL/NURSING MANAGEMENT
   45,214   Mayne Group Ltd.                                            116,308
                                                                ---------------
            INDUSTRIAL CONGLOMERATES
    9,353   Ansell Ltd.*                                                 45,740
   18,868   Wesfarmers Ltd.                                             386,686
                                                                ---------------
                                                                        432,426
                                                                ---------------
            INVESTMENT TRUSTS/
            MUTUAL FUNDS
   95,997   Macquarie Infrastructure Group
             (Stapled Securities)**                                     215,056
                                                                ---------------
            LIFE/HEALTH INSURANCE
   66,781   AMP Ltd.                                                    310,537
   66,781   AMP Ltd. (Rights)*                                            3,870
                                                                ---------------
                                                                        314,407
                                                                ---------------
            MAJOR BANKS
   72,608   Australia and New Zealand
             Banking Group Ltd.                                         913,355
   13,201   Australia and New Zealand
             Banking Group Ltd. (Rights)*                                40,209
   59,997   Commonwealth Bank
             of Australia                                             1,165,997
   73,578   National Australia Bank Ltd.                              1,590,606
   84,849   Westpac Banking Corp.                                       968,399
                                                                ---------------
                                                                      4,678,566
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
  108,395   Telstra Corp., Ltd.                                         363,097
                                                                ---------------
            MEDIA CONGLOMERATES
   71,315   News Corp., Ltd.                                            632,499
  101,399   News Corp., Ltd.
             (Pref. Ordinary)                                           743,100
                                                                ---------------
                                                                      1,375,599
                                                                ---------------
            MEDICAL/NURSING SERVICES
    6,887   Sonic Healthcare Ltd.                                        33,388

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
   49,712   Brambles Industries Ltd.                            $       164,064
                                                                ---------------
            MULTI-LINE INSURANCE
   85,342   Insurance Australia
             Group Ltd.                                                 268,385
                                                                ---------------
            OIL & GAS PRODUCTION
   31,385   Santos Ltd.                                                 135,518
   23,939   Woodside Petroleum Ltd.                                     223,821
                                                                ---------------
                                                                        359,339
                                                                ---------------
            OTHER METALS/MINERALS
  178,989   BHP Billiton Ltd.                                         1,482,481
   15,439   Rio Tinto Ltd.                                              388,968
   58,769   WMC Resources Ltd.*                                         212,644
                                                                ---------------
                                                                      2,084,093
                                                                ---------------
            OTHER TRANSPORTATION
    9,367   Patrick Corp. Ltd.                                           96,647
   27,025   Transurban Group                                             79,450
                                                                ---------------
                                                                        176,097
                                                                ---------------
            PRECIOUS METALS
   18,430   Newcrest Mining Ltd.                                        157,336
                                                                ---------------
            PROPERTY - CASUALTY INSURERS
   32,209   QBE Insurance Group Ltd.                                    234,450
                                                                ---------------
            PUBLISHING: NEWSPAPERS
   47,018   John Fairfax Holdings Ltd.                                  120,284
                                                                ---------------
            PULP & PAPER
   21,320   Paperlinx Ltd.                                               76,389
                                                                ---------------
            REAL ESTATE DEVELOPMENT
   20,822   Lend Lease Corp., Ltd.                                      164,954
   21,468   Westfield Holdings Ltd.                                     215,586
                                                                ---------------
                                                                        380,540
                                                                ---------------
            REAL ESTATE INVESTMENT TRUSTS
   34,172   Centro Properties Group                                      91,526
   75,928   CFS Gandel Retail Trust                                      69,219
   99,421   General Property Trust (Units)++                            196,028
   64,412   Investa Property Group                                       87,854
   37,675   Mirvac Group                                                113,422
    1,597   Stockland (New)*                                              5,406
   55,732   Stockland (Units)++                                 $       191,021
    4,069   Westfield Trust (New Units)++                                 9,518
  110,799   Westfield Trust (Units)++                                   260,744
                                                                ---------------
                                                                      1,024,738
                                                                ---------------
            STEEL
   44,196   BHP Steel Ltd.                                              169,285
    7,883   OneSteel Ltd.                                                12,367
                                                                ---------------
                                                                        181,652
                                                                ---------------
            Total Australia                                          16,124,870
                                                                ---------------

            Austria (0.0%)
            CONSTRUCTION MATERIALS
    1,708   RHI AG*                                                      24,230
                                                                ---------------
            OTHER TRANSPORTATION
    1,083   Flughafen Wien AG                                            43,935
                                                                ---------------
            STEEL
      700   Boehler-Uddeholm AG                                          40,061
                                                                ---------------
            Total Austria                                               108,226
                                                                ---------------

            Belgium (0.6%)
            CHEMICALS: SPECIALTY
    4,378   Solvay S.A. (A Shares)                                      324,463
                                                                ---------------
            FINANCIAL CONGLOMERATES
   69,237   Fortis                                                    1,228,951
                                                                ---------------
            MAJOR BANKS
   56,677   Dexia                                                       888,622
    4,337   KBC Bankverzekeringsholding                                 183,119
                                                                ---------------
                                                                      1,071,741
                                                                ---------------
            METAL FABRICATIONS
      482   Bekaert NV                                                   23,837
                                                                ---------------
            OTHER METALS/MINERALS
      456   Umicore                                                      27,622
                                                                ---------------
            PHARMACEUTICALS: OTHER
    2,246   UCB S.A.                                                     70,507
                                                                ---------------
            Total Belgium                                             2,747,121
                                                                ---------------

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                                       40

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            Bermuda (0.1%)
            APPAREL/FOOTWEAR
   76,500   Yue Yuen Industrial
             (Holdings) Ltd.                                    $       216,644
                                                                ---------------
            CONSTRUCTION MATERIALS
   88,000   Cheung Kong Infrastructure
             Holdings Ltd.                                              190,874
                                                                ---------------
            Total Bermuda                                               407,518
                                                                ---------------

            China (1.6%)
            AIRLINES
  480,000   China Eastern Airlines
             Corp., Ltd.*                                                82,796
  360,000   China Southern Airlines
             Co., Ltd. (Class H)*                                       142,499
                                                                ---------------
                                                                        225,295
                                                                ---------------
            ALUMINUM
  846,000   Aluminum Corp. of China Ltd.                                435,605
                                                                ---------------
            BEVERAGES: ALCOHOLIC
  106,000   Tsingtao Brewery Co., Ltd.                                  137,813
                                                                ---------------
            CHEMICALS: SPECIALTY
  716,000   Sinopec Shanghai
             Petrochemical Co.                                          202,768
                                                                ---------------
            ELECTRIC UTILITIES
  428,000   Huadian Power
             International Corp.                                        139,113
  464,000   Huaneng Power International,
             Inc. (Class H)                                             722,713
                                                                ---------------
                                                                        861,826
                                                                ---------------
            INTEGRATED OIL
5,216,000   China Petroleum & Chemical
             Corp. (Class H)                                          1,728,931
3,954,000   PetroChina Co. Ltd.                                       1,437,864
                                                                ---------------
                                                                      3,166,795
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
2,496,000   China Telecom Corp. Ltd.                                    827,341
                                                                ---------------
            MARINE SHIPPING
  398,000   China Shipping Development
             Co., Ltd.                                                  261,286
                                                                ---------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
   95,000   Travelsky Technology Ltd.                           $        89,271
                                                                ---------------
            MOTOR VEHICLES
  388,000   Qingling Motors Co.                                          71,422
                                                                ---------------
            OTHER METALS/MINERALS
  359,000   Jiangxi Copper Co., Ltd.                                    128,239
                                                                ---------------
            OTHER TRANSPORTATION
  426,000   Beijing Capital International
             Airport Co., Ltd.                                          157,656
  380,000   Jiangsu Expressway Co., Ltd.                                190,770
  445,000   Zhejiang Expressway Co. Ltd.                                279,253
                                                                ---------------
                                                                        627,679
                                                                ---------------
            Total China                                               7,035,340
                                                                ---------------

            Denmark (0.3%)
            BIOTECHNOLOGY
    1,650   Novozymes AS (Series B)                                      52,903
                                                                ---------------
            ELECTRICAL PRODUCTS
    2,800   Vestas Wind Systems AS                                       58,615
                                                                ---------------
            MAJOR BANKS
   51,444   Danske Bank AS                                            1,032,883
                                                                ---------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
    2,000   Group 4 Falck AS                                             44,669
    1,100   ISS AS                                                       52,218
                                                                ---------------
                                                                         96,887
                                                                ---------------
            Total Denmark                                             1,241,288
                                                                ---------------

            Finland (1.9%)
            BUILDING PRODUCTS
    1,458   Uponor Oyj                                                   38,633
                                                                ---------------
            ENGINEERING & CONSTRUCTION
    4,607   Kone Oyj (B Shares)                                         239,618
                                                                ---------------
            FOOD RETAIL
   16,110   Kesko Oyj (B Shares)                                        249,415
                                                                ---------------
            INDUSTRIAL MACHINERY
   21,446   Metso Oyj                                                   239,218
                                                                ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY
            SERVICES
   11,422   TietoEnator Oyj                                     $       301,334
                                                                ---------------
            MULTI-LINE INSURANCE
   21,231   Sampo Oyj (A Shares)                                        177,861
                                                                ---------------
            OIL REFINING/MARKETING
   21,853   Fortum Oyj                                                  200,519
                                                                ---------------
            OTHER METALS/MINERALS
   14,012   Outokumpu Oyj                                               168,780
                                                                ---------------
            PULP & PAPER
   50,293   Stora Enso Oyj
             (Registered Shares)                                        680,870
   37,804   UPM-Kymmene Oyj                                             704,262
                                                                ---------------
                                                                      1,385,132
                                                                ---------------
            TELECOMMUNICATION EQUIPMENT
  288,727   Nokia Oyj                                                 4,880,997
                                                                ---------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY
    4,537   Wartsila Oyj (B Shares)                                      77,434
                                                                ---------------
            Total Finland                                             7,958,941
                                                                ---------------

            France (6.7%)
            AEROSPACE & DEFENSE
   14,249   Thales S.A.                                                 408,891
      779   Zodiac S.A.                                                  22,913
                                                                ---------------
                                                                        431,804
                                                                ---------------
            AIRLINES
    5,507   Air France                                                   87,681
                                                                ---------------
            ALUMINUM
    4,373   Pechiney S.A. (A Shares)                                    240,603
                                                                ---------------
            APPAREL/FOOTWEAR
   21,989   LVMH (Louis Vuitton Moet
             Hennessy)                                                1,512,614
                                                                ---------------
            BUILDING PRODUCTS
   38,989   Compagnie de
             Saint-Gobain                                             1,637,193
                                                                ---------------
            CHEMICALS: SPECIALTY
    7,449   Air Liquide S.A.                                          1,098,953
                                                                ---------------
            CONSTRUCTION MATERIALS
      967   Imerys S.A.                                         $       184,621
   10,952   Lafarge S.A.                                                780,630
                                                                ---------------
                                                                        965,251
                                                                ---------------
            ELECTRICAL PRODUCTS
    4,604   Alstom*                                                      14,597
   21,821   Schneider Electric S.A.                                   1,271,291
                                                                ---------------
                                                                      1,285,888
                                                                ---------------
            ENGINEERING & CONSTRUCTION
   21,786   Bouygues S.A.                                               589,881
    5,164   Vinci S.A.                                                  372,558
                                                                ---------------
                                                                        962,439
                                                                ---------------
            FOOD DISTRIBUTORS
    6,222   Sodexho Alliance S.A.                                       161,988
                                                                ---------------
            FOOD RETAIL
   18,709   Carrefour S.A.                                              977,632
    2,465   Casino Guichard
             Perrachon S.A.                                             224,615
                                                                ---------------
                                                                      1,202,247
                                                                ---------------
            FOOD: MAJOR DIVERSIFIED
    4,046   Groupe Danone                                               607,675
                                                                ---------------
            HOTELS/RESORTS/CRUISELINES
    9,036   Accor S.A.                                                  353,711
                                                                ---------------
            INFORMATION TECHNOLOGY
            SERVICES
    4,445   Cap Gemini S.A.*                                            222,962
                                                                ---------------
            INTEGRATED OIL
   28,340   Total S.A.                                                4,384,319
                                                                ---------------
            INTERNET SOFTWARE/SERVICES
      865   Business Objects S.A.*                                       28,225
    5,258   Wanadoo*                                                     38,938
                                                                ---------------
                                                                         67,163
                                                                ---------------
            LIFE/HEALTH INSURANCE
    4,001   Cnp Assurances                                              181,618
                                                                ---------------
            MAJOR BANKS
   31,162   BNP Paribas S.A.                                          1,629,801
                                                                ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
   12,773   Societe Generale                                    $       944,419
                                                                ---------------
                                                                      2,574,220
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
   41,894   France Telecom S.A.*                                      1,009,261
                                                                ---------------
            MEDIA CONGLOMERATES
   31,251   Vivendi Universal S.A.*                                     653,421
                                                                ---------------
            MEDICAL SPECIALTIES
    1,745   Essilor International S.A.                                   83,552
                                                                ---------------
            MOTOR VEHICLES
    5,530   Peugeot S.A.                                                236,114
    5,538   Renault S.A.                                                364,616
                                                                ---------------
                                                                        600,730
                                                                ---------------
            MULTI-LINE INSURANCE
   89,362   AXA                                                       1,685,433
                                                                ---------------
            OILFIELD SERVICES/EQUIPMENT
      270   Technip S.A.                                                 26,555
                                                                ---------------
            OTHER CONSUMER SPECIALTIES
    3,632   Societe BIC S.A.                                            149,696
                                                                ---------------
            PACKAGED SOFTWARE
    2,485   Dassault Systemes S.A.                                      104,952
                                                                ---------------
            PHARMACEUTICALS: MAJOR
   42,752   Aventis S.A.                                              2,253,283
   40,852   Sanofi-Synthelabo S.A.                                    2,517,120
                                                                ---------------
                                                                      4,770,403
                                                                ---------------
            PUBLISHING: BOOKS/MAGAZINES
    6,082   Lagardere S.C.A.                                            304,512
                                                                ---------------
            REGIONAL BANKS
    6,553   Credit Agricole S.A.                                        138,532
                                                                ---------------
            TELECOMMUNICATION EQUIPMENT
   71,052   Alcatel S.A.*                                               933,132
      821   Sagem S.A.                                                   83,408
                                                                ---------------
                                                                      1,016,540
                                                                ---------------
            Total France                                             28,521,916
                                                                ---------------

            Germany (6.9%)
            AIR FREIGHT/COURIERS
   29,281   Deutsche Post AG
             (Registered Shares)                                $       560,731
                                                                ---------------
            AIRLINES
   46,070   Deutsche Lufthansa AG*                                      719,120
                                                                ---------------
            APPAREL/FOOTWEAR
      459   Adidas-Salomon AG                                            42,329
                                                                ---------------
            CHEMICALS: MAJOR DIVERSIFIED
   36,779   BASF AG                                                   1,679,298
   45,255   Bayer AG                                                  1,082,375
                                                                ---------------
                                                                      2,761,673
                                                                ---------------
            CHEMICALS: SPECIALTY
    7,443   Linde AG                                                    339,755
                                                                ---------------
            CONSTRUCTION MATERIALS
    2,262   HeidelbergCement AG*                                         96,188
                                                                ---------------
            DEPARTMENT STORES
    3,723   KarstadtQuelle AG                                            92,103
    6,950   Metro AG                                                    282,912
                                                                ---------------
                                                                        375,015
                                                                ---------------
            ELECTRIC UTILITIES
   35,181   E. ON AG                                                  1,769,981
    3,928   RWE AG                                                      108,628
                                                                ---------------
                                                                      1,878,609
                                                                ---------------
            ELECTRONIC COMPONENTS
      590   Epcos AG*                                                    12,111
                                                                ---------------
            HOUSEHOLD/PERSONAL CARE
    2,255   Beiersdorf AG                                               253,177
    2,372   Henkel KGaA - Vorzug (Pref.)                                173,653
    1,688   Wella AG (Pref.)                                            133,793
                                                                ---------------
                                                                        560,623
                                                                ---------------
            INDUSTRIAL CONGLOMERATES
    6,942   MAN AG                                                      191,497
   74,367   Siemens AG                                                4,990,903
   21,625   ThyssenKrupp AG                                             359,070
                                                                ---------------
                                                                      5,541,470
                                                                ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERS
   11,348   Deutsche Boerse AG                                  $       627,913
                                                                ---------------
            MAJOR BANKS
   44,796   Bayerische Hypo - und
             Vereinsbank AG*                                            982,244
   53,089   Commerzbank AG                                            1,044,298
   39,455   Deutsche Bank AG
             (Registered Shares)                                      2,590,373
                                                                ---------------
                                                                      4,616,915
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
  131,088   Deutsche Telekom AG
             (Registered Shares)*                                     2,055,290
                                                                ---------------
            MEDICAL DISTRIBUTORS
    2,051   Celesio AG                                                   85,436
                                                                ---------------
            MEDICAL/NURSING SERVICES
    3,627   Fresenius Medical Care AG                                   205,853
                                                                ---------------
            MOTOR VEHICLES
   37,097   DaimlerChrysler AG
             (Registered Shares)                                      1,377,461
      399   Porsche AG (Pref.)                                          195,070
   11,757   Volkswagen AG                                               590,279
    2,969   Volkswagen AG (Pref.)                                       100,624
                                                                ---------------
                                                                      2,263,434
                                                                ---------------
            MULTI-LINE INSURANCE
   21,121   Allianz AG (Registered
             Shares)                                                  2,253,775
   12,568   Muenchener Rueckver AG
             (Registered Shares)*                                     1,491,908
                                                                ---------------
                                                                      3,745,683
                                                                ---------------
            OTHER CONSUMER SERVICES
    5,633   TUI AG                                                       97,965
                                                                ---------------
            PACKAGED SOFTWARE
   12,438   SAP AG                                                    1,801,160
                                                                ---------------
            PHARMACEUTICALS: MAJOR
    3,924   Merck KGaA                                                  136,804
    6,903   Schering AG                                                 320,856
                                                                ---------------
                                                                        457,660
                                                                ---------------
            PHARMACEUTICALS: OTHER
      753   Altana AG                                           $        47,233
                                                                ---------------
            SEMICONDUCTORS
   29,388   Infineon Technologies AG*                                   431,182
                                                                ---------------
            SPECIALTY STORES
    2,821   Douglas Holding AG                                           81,441
                                                                ---------------
            Total Germany                                            29,404,789
                                                                ---------------

            Greece (0.0%)
            CONSTRUCTION MATERIALS
    1,600   Titan Cement Co. S.A.                                        61,206
                                                                ---------------

            Hong Kong (4.3%)
            AIRLINES
  162,000   Cathay Pacific Airways, Ltd.                                309,674
                                                                ---------------
            APPAREL/FOOTWEAR RETAIL
  142,000   Esprit Holdings Ltd.                                        446,006
                                                                ---------------
            BROADCASTING
   29,000   Television Broadcasts Ltd.                                  137,375
                                                                ---------------
            COAL
  316,000   Yanzhou Coal Mining Co., Ltd.
             (Class H)                                                  231,859
                                                                ---------------
            ELECTRIC UTILITIES
  444,000   Beijing Datang Power
             Generation Co., Ltd.                                       284,341
  274,300   CLP Holdings Ltd.                                         1,239,355
  216,000   HongKong Electric
             Holdings Ltd.                                              842,479
                                                                ---------------
                                                                      2,366,175
                                                                ---------------
            ELECTRONIC PRODUCTION
            EQUIPMENT
    7,000   ASM Pacific Technology Ltd.                                  26,176
                                                                ---------------
            ENGINEERING & CONSTRUCTION
   53,000   Hopewell Holdings Ltd.                                       88,009
  232,252   New World Development
             Co., Ltd.                                                  148,736
                                                                ---------------
                                                                        236,745
                                                                ---------------
            FINANCIAL CONGLOMERATES
  193,000   Wharf (Holdings) Ltd. (The)                                 485,699
                                                                ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            GAS DISTRIBUTORS
  603,483   Hong Kong & China Gas
             Co., Ltd.                                          $       835,096
                                                                ---------------
            HOTELS/RESORTS/CRUISELINES
  128,000   Shangri-La Asia Ltd.                                        122,752
                                                                ---------------
            INDUSTRIAL CONGLOMERATES
  343,900   Hutchison Whampoa Ltd.                                    2,667,178
  147,500   Swire Pacific Ltd. (Class A)                                899,981
                                                                ---------------
                                                                      3,567,159
                                                                ---------------
            INVESTMENT BANKS/BROKERS
  167,000   Hong Kong Exchanges &
             Clearing Ltd.                                              363,300
                                                                ---------------
            MAJOR BANKS
  222,166   Bank of East Asia Ltd.                                      663,481
  429,500   BOC Hong Kong
             (Holdings) Ltd.                                            743,615
  108,800   Hang Seng Bank Ltd.                                       1,358,512
                                                                ---------------
                                                                      2,765,608
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
  518,611   PCCW Ltd.*                                                  370,508
                                                                ---------------
            MISCELLANEOUS MANUFACTURING
  229,500   Johnson Electric
             Holdings Ltd.                                              298,378
                                                                ---------------
            PUBLISHING: NEWSPAPERS
   68,000   SCMP Group Ltd.                                              33,263
                                                                ---------------
            RAILROADS
  216,844   MTR Corp., Ltd.                                             294,485
  440,000   The Guangshen Railway
             Co., Ltd.                                                  121,774
                                                                ---------------
                                                                        416,259
                                                                ---------------
            REAL ESTATE DEVELOPMENT
  233,000   Cheung Kong (Holdings) Ltd.                               1,942,042
  195,000   Hang Lung Properties Ltd.                                   254,779
  111,000   Henderson Land Development
             Co., Ltd.                                                  465,804
   43,000   Hysan Development Co., Ltd.                                  62,271
  172,111   Sino Land Co., Ltd.                                          89,728
  206,000   Sun Hung Kai Properties Ltd.                        $     1,743,515
                                                                ---------------
                                                                      4,558,139
                                                                ---------------
            TEXTILES
  428,000   Sinopec Yizheng Chemical                                     89,804
                                                                ---------------
            TOOLS/HARDWARE
   74,000   Techtronic Industries
             Co., Ltd.                                                  203,849
                                                                ---------------
            WHOLESALE DISTRIBUTORS
  256,000   Li & Fung Ltd.                                              430,044
                                                                ---------------
            Total Hong Kong                                          18,293,868
                                                                ---------------

            India (0.5%)
            ALUMINUM
    5,100   Hindalco Industries Ltd.                                    123,585
                                                                ---------------
            FINANCE/RENTAL/LEASING
    8,200   Housing Development Finance
             Corp., Ltd.                                                 94,048
                                                                ---------------
            GAS DISTRIBUTORS
   17,400   Gail India Ltd.                                              62,491
                                                                ---------------
            HOUSEHOLD/PERSONAL CARE
   51,100   Hindustan Lever Ltd.                                        196,825
                                                                ---------------
            INFORMATION TECHNOLOGY
            SERVICES
    2,100   Infosys Technologies Ltd.                                   219,657
    9,400   Satyam Computer
             Service Ltd.                                                63,475
    1,000   Wipro Ltd.                                                   29,636
                                                                ---------------
                                                                        312,768
                                                                ---------------
            MOTOR VEHICLES
    2,800   Bajaj Auto Ltd                                               56,534
    7,600   Hero Honda Motors Ltd.                                       59,259
                                                                ---------------
                                                                        115,793
                                                                ---------------
            OIL REFINING/MARKETING
    7,600   Hindustan Petroleum
             Corp., Ltd.                                                 55,193
   34,900   Reliance Industries Ltd.                                    374,407
                                                                ---------------
                                                                        429,600
                                                                ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            PHARMACEUTICALS: OTHER
    4,400   Dr. Reddy's Laboratories Ltd.                       $       116,013
    6,000   Ranbaxy Laboratories Ltd.                                   130,132
                                                                ---------------
                                                                        246,145
                                                                ---------------
            REGIONAL BANKS
    4,100   HDFC Bank Ltd.                                               28,613
   19,300   ICICI Bank Ltd.                                             105,633
                                                                ---------------
                                                                        134,246
                                                                ---------------
            STEEL
   14,400   Tata Iron & Steel Co., Ltd.                                 113,869
                                                                ---------------
            TOBACCO
    5,800   ITC Ltd.                                                    111,151
                                                                ---------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY
   24,700   Larsen & Toubro Ltd.                                        221,635
    8,400   Tata Motors Ltd.                                             69,398
                                                                ---------------
                                                                        291,033
                                                                ---------------
            Total India                                               2,231,554
                                                                ---------------

            Ireland (0.1%)
            CONSTRUCTION MATERIALS
   15,492   CRH PLC                                                     277,312
                                                                ---------------
            FINANCIAL CONGLOMERATES
    6,900   Irish Life & Permanent PLC                                   96,207
                                                                ---------------
            INDUSTRIAL CONGLOMERATES
    2,600   DCC PLC                                                      34,748
                                                                ---------------
            WHOLESALE DISTRIBUTORS
    5,600   Grafton Group PLC (Units)                                    34,667
                                                                ---------------
            Total Ireland                                               442,934
                                                                ---------------

            Italy (1.8%)
            AEROSPACE & DEFENSE
  157,323   Finmeccanica SpA                                            111,589
                                                                ---------------
            APPAREL/FOOTWEAR
    2,647   Benetton Group SpA                                           31,333
                                                                ---------------
            BROADCASTING
   13,164   Mediaset SpA                                                132,367
                                                                ---------------
            CONSTRUCTION MATERIALS
    3,035   Italcementi SpA                                     $        36,347
                                                                ---------------
            ELECTRIC UTILITIES
   33,862   Enel SpA                                                    210,798
                                                                ---------------
            FINANCIAL CONGLOMERATES
    5,001   Banca Fideuram SpA                                           31,248
   98,106   Pirelli & Co. SpA                                            75,717
                                                                ---------------
                                                                        106,965
                                                                ---------------
            INTEGRATED OIL
   64,758   ENI SpA                                                   1,023,564
                                                                ---------------
            LIFE/HEALTH INSURANCE
   11,241   Alleanza Assicurazioni SpA                                  111,990
   15,926   Assicurazioni Generali                                      364,874
    3,759   Mediolanum SpA                                               26,141
                                                                ---------------
                                                                        503,005
                                                                ---------------
            MAJOR BANKS
  262,093   Banca Intesa SpA                                            879,477
   12,467   Banca Intesa SpA - RNC                                       31,159
    9,243   Banca Monte dei Paschi
             di Siena SpA                                                27,433
   19,007   Banca Nazionale del
             Lavoro SpA*                                                 43,106
  101,988   Sanpaolo IMI SpA                                          1,142,340
  342,401   UniCredito Italiano SpA                                   1,679,855
                                                                ---------------
                                                                      3,803,370
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
  184,953   Telecom Italia SpA*                                         480,450
   14,798   Telecom Italia SpA - RNC*                                    25,547
                                                                ---------------
                                                                        505,997
                                                                ---------------
            MEDICAL SPECIALTIES
    7,159   Snia SpA                                                     14,911
                                                                ---------------
            MOTOR VEHICLES
    2,589   Fiat SpA*                                                    20,191
                                                                ---------------
            MULTI-LINE INSURANCE
    5,129   Riunione Adriatica di
             Sicurta SpA                                                 79,763
                                                                ---------------
            REGIONAL BANKS
    3,564   Banca Popolare di Milano                                     18,104

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
   27,625   Banco Popolare di Verona
             e Novara Scrl                                      $       425,133
    7,836   Mediobanca SpA                                               78,430
                                                                ---------------
                                                                        521,667
                                                                ---------------
            RESTAURANTS
    3,435   Autogrill SpA*                                               43,284
                                                                ---------------
            SPECIALTY TELECOMMUNICATIONS
    1,269   Tiscali SpA*                                                  8,399
                                                                ---------------
            WIRELESS TELECOMMUNICATIONS
  134,142   Telecom Italia Mobile
             SpA (T.I.M.)                                               616,206
                                                                ---------------
            Total Italy                                               7,769,756
                                                                ---------------

            Japan (28.3%)
            ADVERTISING/MARKETING SERVICES
    3,800   Asatsu - DK Inc.                                             90,674
                                                                ---------------
            AGRICULTURAL COMMODITIES/
            MILLING
   11,000   Nisshin Seifun Group Inc.                                    90,092
                                                                ---------------
            AIR FREIGHT/COURIERS
   76,000   Nippon Express Co., Ltd.                                    342,660
   28,000   Yamato Transport Co., Ltd.                                  371,857
                                                                ---------------
                                                                        714,517
                                                                ---------------
            AIRLINES
   83,000   Japan Airlines System Corp.                                 238,415
                                                                ---------------
            APPAREL/FOOTWEAR
   16,000   Onward Kashiyama Co., Ltd.                                  179,475
    6,000   Wacoal Corp.                                                 49,577
                                                                ---------------
                                                                        229,052
                                                                ---------------
            APPAREL/FOOTWEAR RETAIL
      400   Fast Retailing Co., Ltd.                                     24,289
    1,200   Shimamura Co., Ltd.                                          83,338
    3,000   World Co., Ltd.                                              81,265
                                                                ---------------
                                                                        188,892
                                                                ---------------
            AUTO PARTS: O.E.M.
   58,450   Denso Corporation                                         1,107,792
   26,000   NGK Spark Plug Co., Ltd.                                    217,907
    2,000   Sanden Corp.                                                 10,726
    3,000   Stanley Electric Co., Ltd.                          $        63,812
      900   Toyoda Gosei Co., Ltd.                                       26,589
    7,250   Toyota Industries Corp.                                     133,783
                                                                ---------------
                                                                      1,560,609
                                                                ---------------
            AUTOMOTIVE AFTERMARKET
   63,000   Bridgestone Corp.                                           824,652
                                                                ---------------
            BEVERAGES: ALCOHOLIC
   32,600   Asahi Breweries, Ltd.                                       272,037
   93,000   Kirin Brewery Co., Ltd.                                     743,087
    9,000   Takara Holdings Inc.                                         70,685
                                                                ---------------
                                                                      1,085,809
                                                                ---------------
            BROADCASTING
       19   Fuji Television Network, Inc.                               101,036
    8,600   Tokyo Broadcasting
             System, Inc.                                               137,666
                                                                ---------------
                                                                        238,702
                                                                ---------------
            BUILDING PRODUCTS
   28,000   Nippon Sheet Glass
             Company, Ltd.                                               86,029
   16,000   Tostem Inax Holding Corp.                                   284,920
   47,000   Toto Ltd.                                                   390,919
                                                                ---------------
                                                                        761,868
                                                                ---------------
            CHEMICALS: AGRICULTURAL
   14,000   Nissan Chemical
             Industries, Ltd.                                           121,916
                                                                ---------------
            CHEMICALS: MAJOR DIVERSIFIED
  105,000   Asahi Kasei Corp.                                           500,136
   23,000   Ishihara Sangyo
             Kaisha, Ltd.*                                               47,250
  147,000   Mitsubishi Chemical Corp.                                   384,838
                                                                ---------------
                                                                        932,224
                                                                ---------------
            CHEMICALS: SPECIALTY
   13,000   Daicel Chemical
             Industries, Ltd.                                            55,068
   62,000   Dainippon Ink &
             Chemicals, Inc.                                            123,425
   40,000   Denki Kagaku Kogyo
             Kabushiki Kaisha                                           121,444
   13,000   JSR Corp.                                                   275,339

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                                       47

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
   24,000   Kaneka Corp.                                        $       186,965
   33,000   Kuraray Co., Ltd.                                           248,377
   48,000   Mitsubishi Rayon Co., Ltd.                                  178,020
   45,000   Mitsui Chemicals, Inc.                                      262,613
   29,197   Shin-Etsu Chemical Co., Ltd.                              1,085,499
    8,000   Showa Denko K.K.*                                            15,490
   14,000   Sumitomo Bakelite Co., Ltd.                                  85,901
  117,000   Sumitomo Chemical Co., Ltd.                                 436,051
   46,000   Tosoh Corp.                                                 128,370
                                                                ---------------
                                                                      3,202,562
                                                                ---------------
            COMMERCIAL PRINTING/FORMS
   40,000   Dai Nippon Printing Co., Ltd.                               617,398
   37,000   Toppan Printing Co., Ltd.                                   339,024
                                                                ---------------
                                                                        956,422
                                                                ---------------
            COMPUTER PROCESSING
            HARDWARE
  118,000   Fujitsu Ltd.*                                               739,042
                                                                ---------------
            CONSTRUCTION MATERIALS
    6,000   Taiheyo Cement Corp.                                         14,835
                                                                ---------------
            CONTAINERS/PACKAGING
   20,000   Toyo Seikan Kaisha, Ltd.                                    233,615
                                                                ---------------
            DEPARTMENT STORES
    6,000   Hankyu Department
             Stores, Inc.                                                43,905
    8,600   Isetan Co., Ltd.                                             88,963
   17,800   Marui Co., Ltd.                                             225,878
   12,000   Takashimaya Co., Ltd.                                        87,483
                                                                ---------------
                                                                        446,229
                                                                ---------------
            ELECTRIC UTILITIES
   16,400   Chubu Electric Power Co.                                    328,716
   84,100   Kansai Electric Power
             Co., Inc.                                                1,452,504
   11,200   Kyushu Electric Power
             Co., Inc.                                                  184,885
   40,600   Tohoku Electric Power
             Co., Inc.                                                  657,660
  119,700   Tokyo Electric Power
             Co., Inc. (The)                                          2,551,554
                                                                ---------------
                                                                      5,175,319
                                                                ---------------
            ELECTRICAL PRODUCTS
   16,000   Fujikura Ltd.                                       $        96,137
   56,000   Furukawa Electric Co., Ltd.                                 211,763
    2,700   Mabuchi Motor Co., Ltd.                                     205,672
   13,000   Matsushita Electric
             Works, Ltd.                                                 97,609
   37,000   NGK Insulators, Ltd.                                        252,586
    2,700   Nidec Corp.                                                 261,385
   49,000   Sumitomo Electric
             Industries, Ltd.                                           420,916
    1,000   Ushio Inc.                                                   17,044
                                                                ---------------
                                                                      1,563,112
                                                                ---------------
            ELECTRONIC COMPONENTS
   12,000   Alps Electric Co. Ltd.                                      201,036
   24,000   Citizen Watch Co., Ltd.                                     196,564
    2,300   Hirose Electric Co., Ltd.                                   282,456
    8,300   Hoya Corp.                                                  750,704
   16,900   Murata Manufacturing
             Co., Ltd.                                                  960,140
    9,000   Taiyo Yuden Co., Ltd.                                       130,079
    7,700   TDK Corp.                                                   503,954
                                                                ---------------
                                                                      3,024,933
                                                                ---------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
   61,000   Canon, Inc.                                               2,949,914
   40,000   Casio Computer Co., Ltd.                                    355,968
    2,400   Keyence Corp.                                               527,516
   16,000   Konica Minolta Holdings, Inc.                               210,163
   13,000   Kyocera Corp.                                               782,293
  178,000   Matsushita Electric Industrial
             Co., Ltd.                                                2,344,532
  178,000   Mitsubishi Electric Corp.                                   794,455
  107,000   NEC Corp.                                                   944,432
   51,000   OKI Electric Industry
             Co., Ltd.*                                                 225,770
   18,200   Omron Corp.                                                 398,709
   46,000   Ricoh Co., Ltd.                                             871,830
  158,000   Sanyo Electric Co. Ltd.                                     723,861
  203,000   Toshiba Corp.                                               813,771

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                                       48

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
    5,000   Yokogawa Electric Corp.                             $        58,404
                                                                ---------------
                                                                     12,001,618
                                                                ---------------
            ELECTRONIC PRODUCTION
            EQUIPMENT
    6,600   Advantest Corp.                                             491,355
   19,000   Nikon Corporation*                                          288,256
   10,300   Tokyo Electron Ltd.                                         737,787
                                                                ---------------
                                                                      1,517,398
                                                                ---------------
            ELECTRONICS/APPLIANCE STORES
      600   Yamada Denki Co., Ltd.                                       19,089
                                                                ---------------
            ELECTRONICS/APPLIANCES
   30,000   Fuji Photo Film Co., Ltd.                                   883,556
   14,854   Pioneer Corp.                                               369,966
   86,000   Sharp Corp.                                               1,353,204
   68,296   Sony Corp.                                                2,377,726
                                                                ---------------
                                                                      4,984,452
                                                                ---------------
            ENGINEERING & CONSTRUCTION
   15,000   JGC Corp.                                                   128,852
  101,000   Kajima Corp.                                                378,257
   51,000   Obayashi Corp.                                              232,261
   77,000   Shimizu Corporation                                         297,473
    8,000   Taisei Corp.                                                 27,779
                                                                ---------------
                                                                      1,064,622
                                                                ---------------
            FINANCE/RENTAL/LEASING
    9,130   Acom Co., Ltd.                                              408,323
    1,350   Aiful Corp.                                                  85,288
    8,000   Credit Saison Co., Ltd.                                     167,258
    6,300   Orix Corp.                                                  529,725
    8,700   Promise Co., Ltd.                                           390,674
    9,670   Takefuji Corp.                                              572,236
                                                                ---------------
                                                                      2,153,504
                                                                ---------------
            FOOD RETAIL
   14,000   Aeon Co., Ltd.                                              461,958
   12,000   Ito-Yokado Co., Ltd.                                        440,687
      300   Lawson, Inc.                                                 11,454
   10,000   Seven - Eleven Japan
             Co., Ltd.                                                  316,335
                                                                ---------------
                                                                      1,230,434
                                                                ---------------
            FOOD: MEAT/FISH/DAIRY
   20,000   Nippon Meat Packers, Inc.                           $       199,436
    6,000   Yakult Honsha Co., Ltd.                                      93,264
                                                                ---------------
                                                                        292,700
                                                                ---------------
            FOOD: SPECIALTY/CANDY
   47,000   Ajinomoto Co., Inc.                                         474,230
      900   House Foods Corp.                                             9,735
   11,000   Kikkoman Corp.                                               71,594
   15,000   Meiji Seika Kaisha Ltd.                                      57,813
    5,400   Nissin Food Products
             Co., Ltd.                                                  123,943
    9,000   Yamazaki Baking Co., Ltd.                                    66,594
                                                                ---------------
                                                                        803,909
                                                                ---------------
            GAS DISTRIBUTORS
  161,000   Osaka Gas Co., Ltd.                                         444,905
  223,000   Tokyo Gas Co., Ltd.                                         764,212
                                                                ---------------
                                                                      1,209,117
                                                                ---------------
            HOME BUILDING
   11,000   Daito Trust Construction
             Co., Ltd.                                                  339,969
   55,000   Daiwa House Industry
             Co., Ltd.                                                  592,946
   28,000   Sekisui Chemical Co., Ltd.                                  137,697
   62,000   Sekisui House, Ltd.                                         608,108
                                                                ---------------
                                                                      1,678,720
                                                                ---------------
            HOUSEHOLD/PERSONAL CARE
   36,000   Kao Corp.                                                   739,569
   32,000   Shiseido Company, Ltd.                                      335,679
    3,600   Uni-Charm Corp.                                             167,876
                                                                ---------------
                                                                      1,243,124
                                                                ---------------
            INDUSTRIAL CONGLOMERATES
  214,000   Hitachi, Ltd.                                             1,256,649
   66,000   Kawasaki Heavy
             Industries, Ltd.                                            83,392
                                                                ---------------
                                                                      1,340,041
                                                                ---------------
            INDUSTRIAL MACHINERY
   24,000   Amada Co., Ltd.                                             103,627
   12,000   Daikin Industries Ltd.                                      255,795
   16,300   Fanuc Ltd.                                                  979,393

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                                       49

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
   90,000   Ishikawajima-Harima Heavy
             Industries Co., Ltd.                               $       122,716
  307,000   Mitsubishi Heavy
             Industries, Ltd.                                           842,778
    5,600   SMC Corporation                                             673,466
    1,900   THK Co., Ltd.                                                38,515
                                                                ---------------
                                                                      3,016,290
                                                                ---------------
            INDUSTRIAL SPECIALTIES
  102,000   Asahi Glass Company, Ltd.                                   804,800
   14,800   Nitto Denko Corp.                                           776,257
                                                                ---------------
                                                                      1,581,057
                                                                ---------------
            INFORMATION TECHNOLOGY
            SERVICES
    5,000   CSK Corp.                                                   189,074
       95   NTT Data Corp.                                              420,553
   15,600   Softbank Corp.                                              801,200
                                                                ---------------
                                                                      1,410,827
                                                                ---------------
            INVESTMENT BANKS/BROKERS
  233,000   Daiwa Securities Group Inc.                               1,702,863
   82,000   Nikko Cordial Corp.                                         442,014
  175,000   Nomura Holdings, Inc.                                     3,003,363
                                                                ---------------
                                                                      5,148,240
                                                                ---------------
            MAJOR BANKS
  209,000   Bank of Yokohama
             Ltd. (The)                                                 902,418
   56,000   Chiba Bank, Ltd. (The)                                      240,778
      364   Mitsubishi Tokyo Financial
             Group, Inc.                                              2,613,944
  141,043   Mitsui Trust Holdings, Inc.*                                750,024
  734,000   Resona Holdings, Inc.*                                    1,074,211
   66,000   Shizuoka Bank, Ltd. (The)                                   465,558
  141,000   Sumitomo Trust & Banking
             Co., Ltd. (The)                                            786,965
      397   UFJ Holdings, Inc.*                                       1,696,119
                                                                ---------------
                                                                      8,530,017
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
      641   Nippon Telegraph & Telephone
             Corp. (NTT)                                              2,860,931
                                                                ---------------
            MARINE SHIPPING
    3,000   Kamigumi Co. Ltd.                                   $        19,526
    5,000   Kawasaki Kisen Kaisha, Ltd.                                  20,044
    8,000   Mitsui O.S.K. Lines, Ltd.                                    32,506
   86,000   Nippon Yusen Kabushiki
             Kaisha                                                     365,858
                                                                ---------------
                                                                        437,934
                                                                ---------------
            MEDICAL SPECIALTIES
   13,000   Olympus Corp.                                               284,792
   18,800   Terumo Corp.                                                357,168
                                                                ---------------
                                                                        641,960
                                                                ---------------
            METAL FABRICATIONS
   24,000   Minebea Co., Ltd.                                           136,569
   55,000   Mitsui Mining & Smelting
             Co., Ltd.                                                  219,980
   62,000   NSK Ltd.                                                    255,304
   36,000   NTN Corp.                                                   187,510
                                                                ---------------
                                                                        799,363
                                                                ---------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
      230   Bellsystem 24, Inc.                                          52,268
   13,000   Secom Co., Ltd.                                             508,136
                                                                ---------------
                                                                        560,404
                                                                ---------------
            MISCELLANEOUS MANUFACTURING
   28,000   Ebara Corp.                                                 112,244
    6,600   Kurita Water Industries Ltd.                                 80,033
   12,000   Takuma Co., Ltd.                                             61,740
                                                                ---------------
                                                                        254,017
                                                                ---------------
            MOTOR VEHICLES
   75,604   Honda Motor Co., Ltd.                                     2,982,650
  228,400   Nissan Motor Co., Ltd.                                    2,557,847
  247,300   Toyota Motor Corp.                                        7,036,169
    2,000   Yamaha Motor Co., Ltd.                                       22,671
                                                                ---------------
                                                                     12,599,337
                                                                ---------------
            MOVIES/ENTERTAINMENT
      600   Namco Ltd.                                                   16,526
    3,700   Oriental Land Co. Ltd.                                      203,145

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                                       50

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
    7,100   TOHO Co., Ltd.                                      $        87,387
                                                                ---------------
                                                                        307,058
                                                                ---------------
            OFFICE EQUIPMENT/SUPPLIES
    5,400   Kokuyo Co., Ltd.                                             56,106
                                                                ---------------
            OIL & GAS PRODUCTION
   13,000   Teikoku Oil Co., Ltd.                                        59,795
                                                                ---------------
            OIL REFINING/MARKETING
  155,000   Nippon Oil Corp.                                            765,067
   18,000   Showa Shell Sekiyu K.K.                                     144,478
    9,000   TonenGeneral Sekiyu K.K.                                     73,466
                                                                ---------------
                                                                        983,011
                                                                ---------------
            OTHER CONSUMER SERVICES
    5,600   Benesse Corporation                                         137,442
                                                                ---------------
            OTHER METALS/MINERALS
   23,000   Dowa Mining Co., Ltd.                                       124,189
   34,500   Nippon Mining Holdings, Inc.                                126,070
   42,000   Sumitomo Metal Mining
             Co., Ltd.                                                  287,865
                                                                ---------------
                                                                        538,124
                                                                ---------------
            OTHER TRANSPORTATION
    6,000   Mitsubishi Logistics Corp.                                   52,195
                                                                ---------------
            PACKAGED SOFTWARE
    3,400   Oracle Corp.                                                199,346
    3,200   Trend Micro Inc.*                                            88,137
                                                                ---------------
                                                                        287,483
                                                                ---------------
            PERSONNEL SERVICES
    2,300   Meitec Corp.                                                 82,165
                                                                ---------------
            PHARMACEUTICALS: MAJOR
   53,400   Sankyo Co., Ltd.                                            854,322
   89,600   Takeda Chemical
             Industries, Ltd.                                         3,168,294
                                                                ---------------
                                                                      4,022,616
                                                                ---------------
            PHARMACEUTICALS: OTHER
   32,600   Chugai Pharmaceutical
             Co., Ltd.                                                  464,063
   24,100   Daiichi Pharmaceutical
             Co., Ltd.                                                  368,039
   25,300   Eisai Co., Ltd.                                             593,346
   15,400   Fujisawa Pharmaceutical
             Co., Ltd. (Japan)                                  $       317,771
    2,000   Kaken Pharmaceutical
             Co., Ltd.                                                   10,072
   35,000   Kyowa Hakko Kogyo
             Co., Ltd                                                   206,163
   32,000   Shionogi & Co., Ltd.                                        536,679
   35,000   Taisho Pharmaceutical
             Co., Ltd.                                                  603,536
   29,600   Yamanouchi Pharmaceutical
             Co., Ltd.                                                  742,623
                                                                ---------------
                                                                      3,842,292
                                                                ---------------
            PROPERTY - CASUALTY INSURERS
      114   Millea Holdings, Inc.                                     1,357,513
  208,000   Mitsui Sumitomo Insurance
             Co., Ltd.                                                1,713,008
   75,000   Sompo Japan Insurance Inc.                                  620,398
                                                                ---------------
                                                                      3,690,919
                                                                ---------------
            PULP & PAPER
       72   Nippon Unipac Holding                                       339,024
   98,000   Oji Paper Co. Ltd.                                          521,134
                                                                ---------------
                                                                        860,158
                                                                ---------------
            RAILROADS
      135   Central Japan Railway Co.                                 1,180,529
      309   East Japan Railway Co.                                    1,398,800
   34,000   Keihin Electric Express
             Railway Co., Ltd.                                          198,727
   16,000   Keio Electric Railway
             Co., Ltd.                                                   84,501
  142,000   Kinki Nippon Railway
             Co., Ltd.*                                                 427,252
   86,000   Tobu Railway Co., Ltd.                                      300,973
   99,000   Tokyu Corp.                                                 490,455
       29   West Japan Railway Co.                                      107,817
                                                                ---------------
                                                                      4,189,054
                                                                ---------------
            REAL ESTATE DEVELOPMENT
   86,000   Mitsubishi Estate Co., Ltd.                                 823,961
   57,000   Mitsui Fudosan Co., Ltd.                                    530,052

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
    3,000   Sumitomo Realty &
             Development Co., Ltd.                              $        27,816
                                                                ---------------
                                                                      1,381,829
                                                                ---------------
            RECREATIONAL PRODUCTS
    8,600   Konami Corp.                                                261,885
    9,900   Nintendo Co., Ltd.                                          764,031
    9,400   Shimano, Inc.                                               179,438
   12,400   Yamaha Corp.                                                249,668
                                                                ---------------
                                                                      1,455,022
                                                                ---------------
            REGIONAL BANKS
   70,000   Bank of Fukuoka, Ltd. (The)                                 292,064
                                                                ---------------
            RESTAURANTS
   12,800   Skylark Co., Ltd.                                           210,715
                                                                ---------------
            SEMICONDUCTORS
    7,300   Rohm Co., Ltd.                                              983,420
                                                                ---------------
            SPECIALTY STORES
    1,000   UNY Co., Ltd.                                                10,399
                                                                ---------------
            STEEL
   42,400   JFE Holdings, Inc.                                        1,083,029
  548,000   Nippon Steel Corp.                                        1,125,789
   27,000   Sumitomo Metal
             Industries, Ltd.                                            25,034
                                                                ---------------
                                                                      2,233,852
                                                                ---------------
            TEXTILES
   12,000   Nisshinbo Industries, Inc.                                   59,885
   72,000   Teijin Ltd.                                                 213,362
  107,000   Toray Industries, Inc.                                      444,496
                                                                ---------------
                                                                        717,743
                                                                ---------------
            TOBACCO
       48   Japan Tobacco, Inc.                                         320,262
                                                                ---------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY
   98,000   Komatsu Ltd.                                                530,043
   98,000   Kubota Corp.                                                352,768
                                                                ---------------
                                                                        882,811
                                                                ---------------
            WHOLESALE DISTRIBUTORS
  107,000   Itochu Corp.                                                360,849
  112,000   Marubeni Corporation                                        201,582
   74,000   Mitsubishi Corp.                                    $       767,512
   11,000   Mitsui & Co., Ltd.                                           79,993
   70,000   Sumitomo Corporation                                        485,501
                                                                ---------------
                                                                      1,895,437
                                                                ---------------
            WIRELESS TELECOMMUNICATIONS
      648   NTT DoCoMo, Inc.                                          1,401,909
                                                                ---------------
            Total Japan                                             120,706,477
                                                                ---------------

            Luxembourg (0.1%)
            STEEL
   26,498   Arcelor                                                     376,208
                                                                ---------------

            Netherlands (5.6%)
            AEROSPACE & DEFENSE
   20,862   European Aeronautic Defense
             and Space Co.*                                             422,440
                                                                ---------------
            AIR FREIGHT/COURIERS
   42,311   TPG NV                                                      908,172
                                                                ---------------
            BEVERAGES: ALCOHOLIC
   33,353   Heineken NV                                               1,184,798
                                                                ---------------
            CHEMICALS: SPECIALTY
    3,384   DSM NV                                                      154,432
                                                                ---------------
            CONSTRUCTION MATERIALS
   24,986   James Hardie Industries NV                                  126,605
                                                                ---------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
    1,555   OCE NV                                                       20,548
                                                                ---------------
            ELECTRONIC PRODUCTION
            EQUIPMENT
   34,317   ASML Holding NV*                                            592,843
                                                                ---------------
            FINANCIAL CONGLOMERATES
   85,595   ING Groep NV (Share
             Certificates)                                            1,768,890
                                                                ---------------
            FOOD: MAJOR DIVERSIFIED
   40,574   Unilever NV (Share
             Certificates)                                            2,346,000
                                                                ---------------
            INDUSTRIAL CONGLOMERATES
   91,335   Koninklijke (Royal) Philips
             Electronics NV                                           2,450,806
                                                                ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            INDUSTRIAL SPECIALTIES
   19,074   Akzo Nobel NV                                       $       600,318
                                                                ---------------
            INTEGRATED OIL
  161,781   Royal Dutch Petroleum Co.                                 7,145,302
                                                                ---------------
            INVESTMENT BANKS/BROKERS
    6,787   Euronext NV                                                 165,311
                                                                ---------------
            LIFE/HEALTH INSURANCE
  115,287   Aegon NV                                                  1,504,736
                                                                ---------------
            MAJOR BANKS
   99,201   ABN AMRO Holding NV                                       2,071,878
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
   91,423   Koninklijke (Royal) KPN NV*                                 691,838
                                                                ---------------
            PERSONNEL SERVICES
   13,701   Vedior NV                                                   196,582
                                                                ---------------
            PUBLISHING: BOOKS/MAGAZINES
   28,536   Reed Elsevier NV                                            316,322
   13,681   Wolters Kluwer NV                                           191,388
                                                                ---------------
                                                                        507,710
                                                                ---------------
            SEMICONDUCTORS
   44,662   STMicroelectronics NV                                     1,183,435
                                                                ---------------
            WHOLESALE DISTRIBUTORS
    8,060   Hagemeyer NV                                                 23,222
                                                                ---------------
            Total Netherlands                                        24,065,866
                                                                ---------------

            New Zealand (0.0%)
            FOREST PRODUCTS
   62,696   Carter Holt Harvey Ltd.                                      70,320
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
   22,779   Telecom Corporation of
             New Zealand Ltd.                                            67,573
                                                                ---------------
            Total New Zealand                                           137,893
                                                                ---------------

            Norway (0.3%)
            FOOD: SPECIALTY/CANDY
   11,900   Orkla ASA                                                   247,878
                                                                ---------------
            INDUSTRIAL CONGLOMERATES
   10,967   Norsk Hydro ASA                                             613,293
                                                                ---------------
            INTEGRATED OIL
    4,200   Statoil ASA                                         $        39,244
                                                                ---------------
            MISCELLANEOUS MANUFACTURING
    8,315   Tomra Systems ASA                                            47,550
                                                                ---------------
            PULP & PAPER
    8,600   Norske Skogindustrier ASA                                   162,524
                                                                ---------------
            REGIONAL BANKS
   21,400   DnB Holding ASA                                             124,183
      557   Gjensidige NOR ASA                                           22,696
                                                                ---------------
                                                                        146,879
                                                                ---------------
            TELECOMMUNICATION EQUIPMENT
    5,800   Tandberg ASA*                                                40,584
                                                                ---------------
            Total Norway                                              1,297,952
                                                                ---------------

            Russia (1.0%)
            ELECTRIC UTILITIES
   30,000   AO Mosenergo
             (Sponsored ADR)                                            206,250
   49,000   RAO Unified Energy Systems
             (Sponsored ADR)                                          1,249,500
                                                                ---------------
                                                                      1,455,750
                                                                ---------------
            INTEGRATED OIL
    9,500   Lukoil (Sponsored ADR)                                      775,437
   10,616   YUKOS (ADR)                                                 497,625
                                                                ---------------
                                                                      1,273,062
                                                                ---------------
            OIL & GAS PIPELINES
    5,800   OAO Gazprom (Sponsored ADR)
             (Registered Shares)                                        139,200
                                                                ---------------
            OIL & GAS PRODUCTION
   25,400   Surgutneftegaz (ADR)                                        638,175
                                                                ---------------
            OTHER METALS/MINERALS
   13,100   JSC MMC Norilsk
             Nickel (ADR)                                               681,200
                                                                ---------------
            SPECIALTY TELECOMMUNICATIONS
    8,110   Rostelecom (Sponsored ADR)                                   92,454
                                                                ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            WIRELESS TELECOMMUNICATIONS
    1,900   AO VimpelCom
             (Sponsored ADR)*                                   $       123,690
                                                                ---------------
            Total Russia                                              4,403,531
                                                                ---------------

            Singapore (1.8%)
            AEROSPACE & DEFENSE
  291,000   Singapore Technologies
             Engineering Ltd.                                           322,776
                                                                ---------------
            AIRLINES
  117,000   Singapore Airlines Ltd.                                     813,621
                                                                ---------------
            BEVERAGES: ALCOHOLIC
   29,880   Fraser & Neave Ltd.                                         211,221
                                                                ---------------
            ELECTRONIC COMPONENTS
   16,000   Venture Corp., Ltd.                                         173,793
                                                                ---------------
            FINANCIAL CONGLOMERATES
   91,000   Keppel Corp., Ltd.                                          311,178
                                                                ---------------
            HOTELS/RESORTS/CRUISELINES
   15,000   Overseas Union
             Enterprise Ltd.                                             60,345
   84,000   United Overseas Land, Ltd.                                   92,690
                                                                ---------------
                                                                        153,035
                                                                ---------------
            MAJOR BANKS
  154,115   DBS Group Holdings Ltd.                                   1,266,577
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
  819,100   Singapore
             Telecommunications Ltd.                                    809,685
                                                                ---------------
            MISCELLANEOUS MANUFACTURING
    6,099   Haw Par Corp., Ltd.                                          15,353
                                                                ---------------
            PUBLISHING: NEWSPAPERS
   49,000   Singapore Press
             Holdings Ltd.                                              554,770
                                                                ---------------
            REAL ESTATE DEVELOPMENT
  190,750   Capitaland Ltd.                                             178,691
   94,000   City Developments Ltd.                                      326,839
                                                                ---------------
                                                                        505,530
                                                                ---------------
            REGIONAL BANKS
  147,950   Oversea - Chinese Banking
             Corp., Ltd.                                        $     1,028,848
                                                                ---------------
  151,104   United Overseas Bank, Ltd.                                1,181,043
                                                                ---------------
                                                                      2,209,891
                                                                ---------------
            SEMICONDUCTORS
   40,000   Chartered Semiconductor
             Manufacturing Ltd.*                                         39,310
                                                                ---------------
            SPECIALTY STORES
   20,024   Cycle & Carriage Ltd.                                        69,048
                                                                ---------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY
  173,000   SembCorp Industries Ltd.                                    131,241
                                                                ---------------
            Total Singapore                                           7,587,029
                                                                ---------------

            Spain (2.5%)
            AIRLINES
   89,431   Iberia Lineas Aereas de
             Espana S.A.                                                217,309
                                                                ---------------
            BROADCASTING
      613   Antena 3 Television, S.A.*                                   19,920
                                                                ---------------
            ELECTRIC UTILITIES
   40,013   Endesa S.A.                                                 631,982
   34,626   Iberdrola S.A.                                              574,943
    8,933   Union Fenosa, S.A.                                          143,676
                                                                ---------------
                                                                      1,350,601
                                                                ---------------
            ENGINEERING & CONSTRUCTION
    3,898   Acciona S.A.                                                203,643
    6,391   ACS, Actividades de
             Construccion y
             Servicios, S.A.                                            267,848
    9,659   Fomento de Construcciones y
             Contratas S.A.                                             313,611
   14,902   Grupo Dragados, S.A.                                        302,961
   10,264   Grupo Ferrovial, S.A.                                       291,686
                                                                ---------------
                                                                      1,379,749
                                                                ---------------
            GAS DISTRIBUTORS
   76,001   Gas Natural SDG, S.A.                                     1,453,661
                                                                ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY
            SERVICES
    1,877   Indra Sistemas S.A.                                 $        21,024
            MAJOR BANKS
   62,910   Banco Bilbao Vizcaya
             Argentaria, S.A.                                           718,468
   88,515   Banco Santander Central
             Hispano, S.A.                                              844,971
                                                                ---------------
                                                                      1,563,439
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
  181,100   Telefonica S.A. (Spain)*                                  2,242,194
                                                                ---------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
   56,225   Amadeus Global Travel
             Distribution S.A. (A Shares)                               351,313
                                                                ---------------
            OIL REFINING/MARKETING
   50,278   Repsol YPF, S.A.                                            872,650
                                                                ---------------
            OTHER TRANSPORTATION
   18,678   Abertis Infraestructuras, S.A.                              250,703
                                                                ---------------
            REAL ESTATE DEVELOPMENT
   10,272   Sacyr Vallehermoso S.A.                                     136,210
                                                                ---------------
            REGIONAL BANKS
    2,570   Banco Popular Espanol S.A.                                  133,016
                                                                ---------------
            STEEL
    2,960   Acerinox S.A.                                               128,267
                                                                ---------------
            TOBACCO
   14,458   Altadis, S.A.                                               348,974
                                                                ---------------
            WATER UTILITIES
    9,850   Sociedad General de Aguas
             de Barcelona, S.A.                                         129,133
                                                                ---------------
            Total Spain                                              10,598,163
                                                                ---------------

            Sweden (2.8%)
            AIRLINES
    5,181   SAS AB                                                       45,194
                                                                ---------------
            APPAREL/FOOTWEAR RETAIL
   37,700   Hennes & Mauritz AB
             (B Shares)                                                 794,538
                                                                ---------------
            ELECTRONICS/APPLIANCES
   30,400   Electrolux AB (Series B)                            $       619,397
                                                                ---------------
            ENGINEERING & CONSTRUCTION
   58,930   Skanska AB (B Shares)*                                      405,234
                                                                ---------------
            HOUSEHOLD/PERSONAL CARE
   14,786   Svenska Cellulosa AB
             (B Shares)                                                 554,513
                                                                ---------------
            INDUSTRIAL MACHINERY
    1,600   Alfa Laval AB                                                20,986
   19,000   Assa Abloy AB (B Shares)                                    186,303
   16,970   Atlas Copco AB (A Shares)                                   592,117
    9,169   Atlas Copco AB (B Shares)                                   297,740
   33,109   Sandvik AB                                                  978,159
                                                                ---------------
                                                                      2,075,305
                                                                ---------------
            INFORMATION TECHNOLOGY
            SERVICES
   28,200   WM-Data AB (B Shares)*                                       54,584
                                                                ---------------
            LIFE/HEALTH INSURANCE
   77,562   Skandia Forsakrings AB                                      282,482
                                                                ---------------
            MAJOR BANKS
   30,200   Skandinaviska Enskilda
             Banken AB                                                  361,502
   53,000   Svenska Handelsbanken AB
             (A Shares)                                                 928,013
                                                                ---------------
                                                                      1,289,515
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
    2,785   Tele2 AB (B Shares)*                                        139,200
  115,848   TeliaSonera AB                                              503,058
                                                                ---------------
                                                                        642,258
                                                                ---------------
            METAL FABRICATIONS
   10,777   SKF AB (B Shares)                                           378,776
                                                                ---------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
   43,200   Securitas AB (B Shares)                                     528,117
                                                                ---------------
            PULP & PAPER
    7,300   Holmen AB (B Shares)                                        243,092
                                                                ---------------
            REGIONAL BANKS
  172,184   Nordea AB                                                 1,061,240
                                                                ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            STEEL
    8,400   SSAB Svenskt Stal AB
             (Series A)                                         $       121,944
                                                                ---------------
            TELECOMMUNICATION EQUIPMENT
  886,298   Telefonaktiebolaget LM
             Ericsson (B Shares)*                                     1,512,377
                                                                ---------------
            TOBACCO
   25,600   Swedish Match AB                                            207,009
                                                                ---------------
            TRUCKS/CONSTRUCTION/
            FARM MACHINERY
    8,190   Volvo AB (A Shares)                                         218,496
   27,730   Volvo AB (B Shares)                                         769,807
                                                                ---------------
                                                                        988,303
                                                                ---------------
            Total Sweden                                             11,803,878
                                                                ---------------

            Switzerland (6.7%)
            BUILDING PRODUCTS
      110   Geberit AG                                                   45,075
      226   Schindler Holding AG*                                        50,514
                                                                ---------------
                                                                         95,589
                                                                ---------------
            CHEMICALS: AGRICULTURAL
    6,923   Syngenta AG                                                 369,051
                                                                ---------------
            CHEMICALS: SPECIALTY
    4,518   Ciba Specialty Chemicals AG
             (Registered Shares)*                                       297,396
    8,859   Clariant AG (Registered
             Shares)*                                                   124,087
    2,550   Lonza Group AG (Registered
             Shares)                                                    124,441
                                                                ---------------
                                                                        545,924
                                                                ---------------
            COMPUTER PERIPHERALS
    1,718   Logitech International S.A.
             (Registered Shares)*                                        68,479
                                                                ---------------
            CONSTRUCTION MATERIALS
    9,650   Holcim Ltd. (Regular Shares)                                404,060
                                                                ---------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
      954   Kudelski S.A. - Bearer*                                      27,649
                                                                ---------------
            FINANCIAL CONGLOMERATES
   75,952   UBS AG (Registered Shares)                          $     4,640,191
                                                                ---------------
            FOOD: MAJOR DIVERSIFIED
   18,653   Nestle S.A. (Registered
             Shares)                                                  4,085,816
                                                                ---------------
            HOUSEHOLD/PERSONAL CARE
      699   Givaudan S.A. (Registered
             Shares)                                                    313,514
                                                                ---------------
            INDUSTRIAL CONGLOMERATES
   57,445   ABB Ltd.*                                                   335,973
      118   Sulzer AG (Registered
             Shares)                                                     27,913
      700   Unaxis Holding AG (Registered
             Shares)                                                     91,007
                                                                ---------------
                                                                        454,893
                                                                ---------------
            MAJOR BANKS
   73,383   Credit Suisse Group                                       2,572,396
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
    1,627   Swisscom AG (Registered
             Shares)                                                    470,935
                                                                ---------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
      591   SGS Societe Generale de
             Surveillance Holding S.A.                                  332,003
                                                                ---------------
            MULTI-LINE INSURANCE
    7,642   Zurich Financial Services AG*                               973,612
                                                                ---------------
            OTHER CONSUMER SPECIALTIES
    1,979   Swatch Group AG (B Shares)                                  209,740
    2,208   Swatch Group AG (Registered
             Shares)                                                     46,884
                                                                ---------------
                                                                        256,624
                                                                ---------------
            PERSONNEL SERVICES
   13,524   Adecco S.A. (Registered
             Shares)                                                    793,485
                                                                ---------------
            PHARMACEUTICALS: MAJOR
  149,576   Novartis AG (Registered
             Shares)                                                  5,672,343
   39,563   Roche Holding AG                                          3,257,124

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
   12,159   Roche Holding AG - Bearer                           $     1,508,325
                                                                ---------------
                                                                     10,437,792
                                                                ---------------
            PROPERTY - CASUALTY INSURERS

   24,602   Swiss Re (Registered Shares)                              1,540,604
                                                                ---------------
            SPECIALTY STORES
      192   Valora Holding AG                                            44,202
                                                                ---------------
            Total Switzerland                                        28,426,819
                                                                ---------------

            Thailand (1.0%)
            AGRICULTURAL COMMODITIES/MILLING
  626,472   Charoen Pokphand
             Foods PCL (Alien Shares)                                    74,550
                                                                ---------------
            BROADCASTING
   25,100   BEC World PCL
             (Alien Shares)                                             151,855
                                                                ---------------
            CONSTRUCTION MATERIALS
   28,000   Siam City Cement PCL
             (Alien Shares)                                             147,000
   47,994   The Siam Cement PCL                                         242,370
   86,000   The Siam Cement PCL (Alien
             Shares)                                                    485,900
                                                                ---------------
                                                                        875,270
                                                                ---------------
            ELECTRIC UTILITIES
   48,576   Electricity Generating PCL                                   75,293
                                                                ---------------
            ELECTRONIC COMPONENTS
   88,700   Delta Electronics PCL
             (Alien Shares)                                              62,644
   10,956   Hana Microelectronics PCL
             (Alien Shares)                                              27,390
                                                                ---------------
                                                                         90,034
                                                                ---------------
            FINANCE/RENTAL/LEASING
  107,500   TISCO Finance PCL
             (Alien Shares)*                                             89,359
                                                                ---------------
            FINANCIAL CONGLOMERATES
  179,200   National Finance PCL (Alien
             Shares)                                                     73,472
                                                                ---------------
            HOME BUILDING
  495,533   Land & Houses PCL                                           149,899
  372,708   Land & Houses PCL (Alien
             Shares)                                            $       125,789
                                                                ---------------
                                                                        275,688
                                                                ---------------
            MAJOR BANKS
  158,800   Kasikornbank PCL*                                           167,732
  238,922   Kasikornbank PCL (Alien
             Shares)*                                                   265,801
                                                                ---------------
                                                                        433,533
                                                                ---------------
            OIL & GAS PRODUCTION
   29,239   PTT Exploration &
             Production PCL
             (Alien Shares)                                             137,423
                                                                ---------------
            OIL REFINING/MARKETING
  207,900   PTT PCL (Alien Shares)                                      493,763
                                                                ---------------
            REGIONAL BANKS
   98,600   Bangkok Bank PCL*                                           211,990
  189,700   Bangkok Bank PCL (Alien
             Shares)*                                                   443,424
  140,600   Siam Commercial Bank PCL
             (Alien Shares)*                                            144,994
   66,939   Siam Commercial Bank PCL
             (Conv Pfd) (Alien Shares)*                                  69,868
                                                                ---------------
                                                                        870,276
                                                                ---------------
            STEEL
  118,100   Sahaviriya Steel
             Industries PCL
             (Alien Shares)*                                            114,409
                                                                ---------------
            TELECOMMUNICATION EQUIPMENT
  323,300   Shin Corp. PCL (Alien Shares)                               187,514
                                                                ---------------
            WIRELESS TELECOMMUNICATIONS
  249,400   Advanced Info Service PCL
             (Alien Shares)                                             386,570
                                                                ---------------
            Total Thailand                                            4,329,009
                                                                ---------------

            United Kingdom (19.6%)
            ADVERTISING/MARKETING SERVICES
   39,704   WPP Group PLC                                               377,479
                                                                ---------------
            AEROSPACE & DEFENSE
  425,296   BAE Systems PLC                                           1,317,803

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
    3,054   Cobham PLC                                          $        60,915
  201,129   Rolls-Royce Group PLC                                       646,197
                                                                ---------------
                                                                      2,024,915
                                                                ---------------
            AIR FREIGHT/COURIERS
   20,746   Exel PLC                                                    266,439
                                                                ---------------
            AIRLINES
  137,518   British Airways PLC*                                        484,319
                                                                ---------------
            AUTO PARTS: O.E.M.
   48,219   GKN PLC                                                     225,339
                                                                ---------------
            BEVERAGES: ALCOHOLIC
  176,874   Diageo PLC                                                2,075,418
                                                                ---------------
            BROADCASTING
  179,996   Granada PLC                                                 357,342
                                                                ---------------
            CABLE/SATELLITE TV
   78,165   British Sky Broadcasting
             Group PLC*                                                 847,033
                                                                ---------------
            CATALOG/SPECIALTY DISTRIBUTION
   83,739   GUS PLC                                                   1,020,865
                                                                ---------------
            CHEMICALS: MAJOR DIVERSIFIED
   78,933   Imperial Chemical
             Industries PLC                                             258,946
                                                                ---------------
            CHEMICALS: SPECIALTY
   32,612   BOC Group PLC                                               443,682
                                                                ---------------
            COMMERCIAL PRINTING/FORMS
   37,374   De La Rue PLC                                               177,505
                                                                ---------------
            CONSTRUCTION MATERIALS
   26,707   BPB PLC                                                     150,471
   48,516   Hanson PLC                                                  335,161
   15,151   RMC Group PLC                                               157,770
                                                                ---------------
                                                                        643,402
                                                                ---------------
            CONTAINERS/PACKAGING
   31,615   Rexam PLC                                                   230,181
                                                                ---------------
            DEPARTMENT STORES
  174,251   Marks & Spencer
             Group PLC*                                                 848,983
                                                                ---------------
            DRUGSTORE CHAINS
   30,447   Boots Group PLC                                             367,314
                                                                ---------------
            ELECTRIC UTILITIES
  187,206   National Grid Transco PLC                           $     1,192,627
   38,099   Scottish & Southern
             Energy PLC                                                 395,764
   98,297   Scottish Power PLC                                          582,528
                                                                ---------------
                                                                      2,170,919
                                                                ---------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
   92,350   Invensys PLC                                                 46,910
                                                                ---------------
            ELECTRONICS/APPLIANCE STORES
  130,322   Dixons Group PLC                                            299,548
   18,193   Kesa Electricals PLC*                                        75,162
                                                                ---------------
                                                                        374,710
                                                                ---------------
            ENGINEERING & CONSTRUCTION
   18,285   AMEC PLC                                                     78,794
   12,451   Balfour Beatty PLC                                           40,372
                                                                ---------------
                                                                        119,166
                                                                ---------------
            FINANCIAL CONGLOMERATES
  290,513   Lloyds TSB Group PLC                                      2,013,087
                                                                ---------------
            FINANCIAL PUBLISHING/SERVICES
   64,062   Reuters Group PLC                                           278,496
                                                                ---------------
            FOOD RETAIL
   71,241   Sainsbury (J.) PLC                                          341,671
  273,933   Tesco PLC                                                 1,095,783
                                                                ---------------
                                                                      1,437,454
                                                                ---------------
            FOOD: MAJOR DIVERSIFIED
  149,281   Unilever PLC                                              1,270,132
                                                                ---------------
            FOOD: SPECIALTY/CANDY
   93,395   Cadbury Schweppes PLC                                       597,360
                                                                ---------------
            GAS DISTRIBUTORS
  123,089   Centrica PLC                                                384,524
                                                                ---------------
            HOME BUILDING
    1,934   Taylor Woodrow PLC                                            7,335
                                                                ---------------
            HOME IMPROVEMENT CHAINS
   79,590   Kingfisher PLC                                              380,702
                                                                ---------------
            HOUSEHOLD/PERSONAL CARE
   55,004   Reckitt Benckiser PLC                                     1,154,846
                                                                ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
            INDUSTRIAL CONGLOMERATES
   26,786   Smiths Group PLC                                    $       318,159
   25,395   Tomkins PLC                                                 120,827
                                                                ---------------
                                                                        438,986
                                                                ---------------
            INDUSTRIAL SPECIALTIES
   42,472   Pilkington PLC                                               62,565
                                                                ---------------
            INFORMATION TECHNOLOGY
            SERVICES
   30,115   LogicaCMG PLC                                               156,541
   44,035   Misys PLC                                                   223,680
                                                                ---------------
                                                                        380,221
                                                                ---------------
            INTEGRATED OIL
  196,124   BG Group PLC                                                892,457
1,318,661   BP PLC                                                    9,131,975
  279,232   Shell Transport & Trading
             Co. PLC                                                  1,739,888
                                                                ---------------
                                                                     11,764,320
                                                                ---------------
            LIFE/HEALTH INSURANCE
   40,176   Friends Provident PLC                                        93,366
   83,406   Prudential PLC                                              645,742
                                                                ---------------
                                                                        739,108
                                                                ---------------
            MAJOR BANKS
  362,148   Barclays PLC                                              3,047,549
  194,919   HBOS PLC                                                  2,262,403
  583,924   HSBC Holdings PLC                                         8,749,996
  140,669   Royal Bank of Scotland
             Group PLC                                                3,760,874
                                                                ---------------
                                                                     17,820,822
                                                                ---------------
            MAJOR TELECOMMUNICATIONS
  442,194   BT Group PLC                                              1,388,881
                                                                ---------------
            MARINE SHIPPING
   47,054   Peninsular & Oriental Steam
             Navigation Co. (The)                                       220,293
                                                                ---------------
            MEDICAL SPECIALTIES
   49,866   Amersham PLC                                                619,317
   32,198   Smith & Nephew PLC                                          255,279
                                                                ---------------
                                                                        874,596
                                                                ---------------
            MISCELLANEOUS COMMERCIAL
            SERVICES
   69,115   Brambles Industries PLC                             $       208,891
    5,488   Davis Service Group
             PLC (The)                                                   35,218
  178,504   Hays PLC                                                    368,736
  202,948   Rentokil Initial PLC                                        767,157
   12,884   Securicor PLC                                                19,034
   51,166   Serco Group PLC                                             154,105
                                                                ---------------
                                                                      1,553,141
                                                                ---------------
            MISCELLANEOUS MANUFACTURING
   13,502   Fki PLC                                                      26,405
   21,011   IMI PLC                                                     123,092
   33,590   Kidde PLC                                                    57,301
    2,840   Novar PLC                                                     6,371
                                                                ---------------
                                                                        213,169
                                                                ---------------
            MOVIES/ENTERTAINMENT
   33,399   Carlton Communications PLC                                  122,151
   36,946   EMI Group PLC                                               109,475
                                                                ---------------
                                                                        231,626
                                                                ---------------
            MULTI-LINE INSURANCE
   38,702   Aviva PLC                                                   316,839
  276,056   Legal & General Group PLC                                   486,115
   27,012   Royal & Sun Alliance Insurance
             Group PLC                                                   40,134
                                                                ---------------
                                                                        843,088
                                                                ---------------
            OTHER METALS/MINERALS
  157,512   BHP Billiton PLC                                          1,234,151
   69,542   Rio Tinto PLC                                             1,682,626
                                                                ---------------
                                                                      2,916,777
                                                                ---------------
            OTHER TRANSPORTATION
   82,973   BAA PLC                                                     654,683
                                                                ---------------
            PACKAGED SOFTWARE
   83,904   Sage Group (The) PLC                                        264,954
                                                                ---------------
            PERSONNEL SERVICES
   74,241   Capita Group PLC                                            310,805
                                                                ---------------
            PHARMACEUTICALS: MAJOR
   88,017   AstraZeneca PLC                                           4,125,161

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                              VALUE
-------------------------------------------------------------------------------
  359,995   GlaxoSmithKline PLC                                 $     7,692,439
                                                                ---------------
                                                                     11,817,600
                                                                ---------------
            PRECIOUS METALS
   15,782   Johnson Matthey PLC                                         262,411
                                                                ---------------
            PUBLISHING: BOOKS/MAGAZINES
   25,987   Pearson PLC                                                 268,407
   46,957   Reed Elsevier PLC                                           364,145
                                                                ---------------
                                                                        632,552
                                                                ---------------
            PULP & PAPER
   24,672   Bunzl PLC                                                   192,163
                                                                ---------------
            SEMICONDUCTORS
   88,301   ARM Holdings PLC*                                           170,069
                                                                ---------------
            TOBACCO
   76,751   British American
             Tobacco PLC                                                925,928
   32,426   Imperial Tobacco Group PLC                                  536,409
                                                                ---------------
                                                                      1,462,337
                                                                ---------------
            WATER UTILITIES
   30,503   Kelda Group PLC                                             229,445
   26,983   Severn Trent PLC                                            323,468
                                                                ---------------
                                                                        552,913
                                                                ---------------
            WHOLESALE DISTRIBUTORS
   14,860   Electrocomponents PLC                                        87,560
   49,278   Wolseley PLC                                                602,627
                                                                ---------------
                                                                        690,187
                                                                ---------------
            WIRELESS TELECOMMUNICATIONS
3,107,612   Vodafone Group PLC                                        6,511,488
                                                                ---------------
            Total United Kingdom                                     83,854,558
                                                                ---------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                            VALUE
-------------------------------------------------------------------------------

            Total Common and Preferred
             Stocks and Rights
             (COST $418,395,184)                                $   419,936,710
                                                                ---------------
            Short-Term Investment (0.6%)
            Repurchase Agreement
$   2,427   Joint repurchase agreement
             account 1.05% due 11/03/03
             (dated 10/31/03; proceeds
             $2,427,212) (a)
             (COST $2,427,000)                                  $     2,427,000
                                                                ---------------

Total Investments
 (COST $420,822,184) (b)(c)                  98.9%                  422,363,710
Other Assets in Excess of
 Liabilities                                  1.1                     4,616,168
                                            -----               ---------------
Net Assets                                  100.0%              $   426,979,878
                                            =====               ===============

   ADR AMERICAN DEPOSITORY RECEIPT.
   ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCK WITH ATTACHED WARRANTS.
   *   NON-INCOME PRODUCING SECURITY.
   ** COMPRISED OF SECURITIES IN SEPARATE ENTITIES THAT ARE TRADED AS A SINGLE STAPLED SECURITY.
   (a) COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $87,919,803 IN CONNECTION WITH FORWARD FOREIGN CURRENCY CONTRACTS AND OPEN FUTURES CONTRACTS.
   (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $433,618,361. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $45,295,284 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $56,549,935, RESULTING IN NET UNREALIZED DEPRECIATION OF $11,254,651.FUTURES CONTRACTS OPEN AT OCTOBER 31, 2003:

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2003:

NUMBER OF   LONG/          DESCRIPTION, DELIVERY MONTH,           UNDERLYING FACE     UNREALIZED
CONTRACTS   SHORT                   AND YEAR                      AMOUNT AT VALUE    APPRECIATION
-------------------------------------------------------------------------------------------------
  15        Long       EURX DAX Index Future December/2003         $ 1,587,686        $ 100,443
  16        Long       EURX IBEX 35 Index Future November/2003       1,320,853           11,663
  66        Long       EURX CAC40 10 EURO Future December/2003       2,584,313          127,022
                                                                                      ---------
      Total unrealized appreciation                                                   $ 239,129
                                                                                      =========

                        SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2003:

                                                                                              UNREALIZED
    CONTRACTS                       IN EXCHANGE                      DELIVERY                APPRECIATION
   TO DELIVER                           FOR                            DATE                 (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
GBP     3,431,518                 $      5,835,673                   11/03/03               $       25,427
$       5,377,085                 EUR    4,607,456                   11/03/03                      (45,798)
HKD        30,035                 $          3,867                   11/04/03                            1
EUR     3,586,664                 $      3,957,884                   12/11/03                     (187,344)
$       6,501,175                 EUR    5,890,880                   12/11/03                      307,111
EUR    49,509,778                 $     54,609,286                   12/11/03                   (2,610,816)
$      22,294,818                 EUR   20,300,022                   12/11/03                    1,166,594
$      18,754,534                 EUR   17,020,333                   12/11/03                      916,432
$      13,978,869                 EUR   12,775,728                   12/11/03                      786,465
EUR    12,147,483                 $     13,472,480                   12/11/03                     (566,770)
$      17,338,565                 EUR   15,519,039                   12/11/03                      597,305
EUR     1,732,790                 $      1,933,635                   12/11/03                      (69,008)
                                                                                            --------------
     Net unrealized appreciation                                                            $      319,599
                                                                                            ==============


CURRENCY ABBREVIATIONS:
-----------------------

GBP    British Pound.
EUR    Euro.
HKD    Hong Kong Dollar.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
SUMMARY OF INVESTMENTS - OCTOBER 31, 2003

                                                                             PERCENT OF
INDUSTRY                                                         VALUE       NET ASSETS
---------------------------------------------------------------------------------------
Advertising/
  Marketing Services                                         $     468,153      0.1%
Aerospace & Defense                                              3,313,524      0.8
Agricultural Commodities/
  Milling                                                          164,642      0.0
Air Freight/Couriers                                             2,449,859      0.6
Airlines                                                         3,140,628      0.7
Aluminum                                                         1,046,225      0.2
Apparel/Footwear                                                 2,031,972      0.5
Apparel/Footwear Retail                                          1,429,436      0.3
Auto Parts: O.E.M                                                1,785,948      0.4
Automotive Aftermarket                                             824,652      0.2
Beverages: Alcoholic                                             5,104,494      1.2
Beverages: Non-Alcoholic                                           105,364      0.0
Biotechnology                                                      110,185      0.0
Broadcasting                                                     1,037,561      0.2
Building Products                                                2,644,722      0.6
Cable/Satellite TV                                                 847,033      0.2
Casino/Gaming                                                      157,949      0.0
Catalog/
  Specialty Distribution                                         1,020,865      0.2
Chemicals: Agricultural                                            490,967      0.1
Chemicals: Major Diversified                                     4,096,591      1.0
Chemicals: Specialty                                             6,312,539      1.5
Coal                                                               231,859      0.1
Commercial Printing/Forms                                        1,133,927      0.3
Computer Peripherals                                                68,479      0.0
Computer Processing
  Hardware                                                         739,042      0.2
Construction Materials                                           4,083,344      1.0
Containers/Packaging                                               720,251      0.2
Department Stores                                                1,670,227      0.4
Drugstore Chains                                                   367,314      0.1
Electric Utilities                                              15,545,290      3.6
Electrical Products                                              2,907,615      0.7
Electronic Components                                            3,300,871      0.8
Electronic Equipment/
  Instruments                                                   12,096,725      2.8
Electronic Production
  Equipment                                                      2,136,417      0.5
Electronics/Appliance Stores                                       393,799      0.1
Electronics/Appliances                                           5,603,849      1.3
Engineering & Construction                                   $   4,504,863      1.1%
Finance/Rental/Leasing                                           2,336,911      0.6
Financial Conglomerates                                         11,230,074      2.6
Financial Publishing/Services                                      278,496      0.1
Food Distributors                                                  161,988      0.0
Food Retail                                                      4,805,773      1.1
Food: Major Diversified                                          8,309,623      1.9
Food: Meat/Fish/Dairy                                              292,700      0.1
Food: Specialty/Candy                                            1,649,147      0.4
Forest Products                                                     70,320      0.0
Gas Distributors                                                 4,168,729      1.0
Home Building                                                    1,961,743      0.5
Home Improvement Chains                                            380,702      0.1
Hospital/
  Nursing Management                                               116,308      0.0
Hotels/Resorts/Cruiselines                                         629,498      0.1
Household/Personal Care                                          4,023,445      0.9
Industrial Conglomerates                                        14,873,822      3.5
Industrial Machinery                                             5,330,813      1.3
Industrial Specialties                                           2,243,940      0.5
Information Technology
  Services                                                       2,703,720      0.6
Integrated Oil                                                  28,796,607      6.7
Internet Software/Services                                          67,163      0.0
Investment Banks/Brokers                                         6,304,764      1.5
Investment Trusts/
  Mutual Funds                                                     215,056      0.1
Life/Health Insurance                                            3,525,356      0.8
Major Banks                                                     56,091,480     13.1
Major Telecommunications                                        14,305,789      3.4
Marine Shipping                                                    919,513      0.2
Media Conglomerates                                              2,029,020      0.5
Medical Distributors                                                85,436      0.0
Medical Specialties                                              1,615,019      0.4
Medical/Nursing Services                                           239,241      0.1
Metal Fabrications                                               1,201,976      0.3
Miscellaneous Commercial
  Services                                                       3,675,200      0.9
Miscellaneous Manufacturing                                        828,467      0.2
Motor Vehicles                                                  15,670,907      3.7
Movies/Entertainment                                               538,684      0.1
Multi-Line Insurance                                             7,773,825      1.8

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                             PERCENT OF
TYPE OF INVESTMENT                                               VALUE       NET ASSETS
---------------------------------------------------------------------------------------
Office Equipment/Supplies                                    $      56,106      0.0%
Oil & Gas Pipelines                                                139,200      0.0
Oil & Gas Production                                             1,194,732      0.3
Oil Refining/Marketing                                           2,979,543      0.7
Oilfield Services/
  Equipment                                                         26,555      0.0
Other Consumer Services                                            235,407      0.1
Other Consumer Specialties                                         406,320      0.1
Other Metals/Minerals                                            6,544,835      1.5
Other Transportation                                             1,805,292      0.4
Packaged Software                                                2,458,549      0.6
Personnel Services                                               1,383,037      0.3
Pharmaceuticals: Major                                          31,506,071      7.4
Pharmaceuticals: Other                                           4,206,177      1.0
Precious Metals                                                    419,747      0.1
Property - Casualty Insurers                                     5,465,973      1.3
Publishing: Books/
  Magazines                                                      1,444,774      0.3
Publishing: Newspapers                                             708,317      0.2
Pulp & Paper                                                     2,919,458      0.7
Railroads                                                        4,605,313      1.1
Real Estate Development                                          6,962,248      1.6
Real Estate Investment Trusts                                    1,024,738      0.2
Recreational Products                                            1,455,022      0.3
Regional Banks                                                   5,507,811      1.3
Repurchase Agreement                                             2,427,000      0.6
Restaurants                                                        253,999      0.1
Semiconductors                                                   2,807,416      0.7
Specialty Stores                                                   205,090      0.1
Specialty Telecommunications                                       100,853      0.0
Steel                                                            3,310,262      0.8
Telecommunication Equipment                                      7,638,012      1.8
Textiles                                                           807,547      0.2
Tobacco                                                          2,449,733      0.6
Tools/Hardware                                                     203,849      0.0
Trucks/Construction/
  Farm Machinery                                                 2,370,822      0.6
Water Utilities                                                    682,046      0.2
Wholesale Distributors                                           3,073,557      0.7
Wireless Telecommunications                                      9,039,863      2.1
                                                             -------------     ----
                                                             $ 422,363,710     98.9%
                                                             =============     ====

                                                                             PERCENT OF
TYPE OF INVESTMENT                                               VALUE       NET ASSETS
---------------------------------------------------------------------------------------
Common Stocks                                                $ 419,219,623     98.2%
Preferred Stocks                                                   673,008      0.1
Rights                                                              44,079      0.0
Short-Term Investments                                           2,427,000      0.6
                                                             -------------     ----
                                                             $ 422,363,710     98.9%
                                                             =============     ====

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
OCTOBER 31, 2003

Assets:
Investments in securities, at value (cost $420,822,184)                       $  422,363,710
Cash (including $456,528 in foreign currency and $3,048,134 segregated
  in connection with open futures contracts)                                       3,504,702
Unrealized appreciation on open forward foreign currency contracts                   319,599
Receivable for:
  Investments sold                                                                 8,854,504
  Dividends                                                                          663,955
  Shares of beneficial interest sold                                                 655,902
  Foreign withholding taxes reclaimed                                                393,229
  Variation margin                                                                   239,435
Prepaid expenses and other assets                                                     53,574
                                                                              --------------
    Total Assets                                                                 437,048,610
                                                                              --------------
Liabilities:
Payable for:
  Investments purchased                                                            8,512,694
  Shares of beneficial interest redeemed                                             490,153
  Investment management fee                                                          363,133
  Compensated forward foreign currency contracts                                     322,814
  Distribution fee                                                                   210,475
Accrued expenses and other payables                                                  169,463
                                                                              --------------
    Total Liabilities                                                             10,068,732
                                                                              --------------
    Net Assets                                                                $  426,979,878
                                                                              ==============
Composition of Net Assets:
Paid-in-capital                                                               $  617,872,569
Net unrealized appreciation                                                        2,162,529
Accumulated undistributed net investment income                                    3,089,884
Accumulated net realized loss                                                   (196,145,104)
                                                                              --------------
    Net Assets                                                                $  426,979,878
                                                                              ==============
Class A Shares:
Net Assets                                                                    $   63,421,570
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                          7,895,842
    Net Asset Value Per Share                                                 $         8.03
                                                                              ==============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)                           $         8.47
                                                                              ==============
Class B Shares:
Net Assets                                                                    $  205,543,974
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                         25,928,548
    Net Asset Value Per Share                                                 $         7.93
                                                                              ==============
Class C Shares:
Net Assets                                                                    $   25,470,818
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                          3,214,379
    Net Asset Value Per Share                                                 $         7.92
                                                                              ==============
Class D Shares:
Net Assets                                                                    $  132,543,516
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                         16,432,599
    Net Asset Value Per Share                                                 $         8.07
                                                                              ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED OCTOBER 31, 2003

Net Investment Income:
Income
Dividends (net of $864,656 foreign withholding tax)                           $   10,207,923
Interest                                                                             103,976
                                                                              --------------
    Total Income                                                                  10,311,899
                                                                              --------------
Expenses
Investment management fee                                                          3,971,394
Distribution fee (Class A shares)                                                    114,063
Distribution fee (Class B shares)                                                  1,982,703
Distribution fee (Class C shares)                                                    241,005
Transfer agent fees and expenses                                                     920,326
Custodian fees                                                                       236,374
Shareholder reports and notices                                                      121,995
Registration fees                                                                     66,908
Professional fees                                                                     56,881
Trustees' fees and expenses                                                           12,127
Other                                                                                 67,163
                                                                              --------------
    Total Expenses                                                                 7,790,939
                                                                              --------------
    Net Investment Income                                                          2,520,960
                                                                              --------------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain/Loss on:
  Investments                                                                    (53,969,214)
  Futures contracts                                                                1,449,163
  Foreign exchange transactions                                                      316,546
                                                                              --------------
    Net Realized Loss                                                            (52,203,505)
                                                                              --------------
Net Change in Unrealized Depreciation on:
  Investments                                                                    126,994,053
  Futures contracts                                                                  506,944
  Translation of forward currency contracts and other assets and
    liabilities denominated in foreign currencies                                    503,800
                                                                              --------------
    Net Appreciation                                                             128,004,797
                                                                              --------------
    Net Gain                                                                      75,801,292
                                                                              --------------
Net Increase                                                                  $   78,322,252
                                                                              ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

                                                                         FOR THE YEAR       FOR THE YEAR
                                                                             ENDED              ENDED
                                                                       OCTOBER 31, 2003   OCTOBER 31, 2002
                                                                       ----------------   ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                  $      2,520,960   $        587,395
Net realized loss                                                           (52,203,505)       (88,740,632)
Net change in unrealized depreciation                                       128,004,797         23,648,444
                                                                       ----------------   ----------------

    Net Increase (Decrease)                                                  78,322,252       (64,504,793)
                                                                       ----------------   ----------------

Dividends to Shareholders from Net Investment Income:
Class A shares                                                                 (569,363)          (364,072)
Class C shares                                                                  (47,598)                --
Class D shares                                                               (1,783,043)        (1,503,216)
                                                                       ----------------   ----------------
    Total Dividends                                                          (2,400,004)        (1,867,288)
                                                                       ----------------   ----------------

Net decrease from transactions in shares of beneficial interest             (57,055,643)       (66,791,171)
                                                                       ----------------   ----------------

    Net Increase (Decrease)                                                  18,866,605      (133,163,252)

Net Assets:
Beginning of period                                                         408,113,273        541,276,525
                                                                       ----------------   ----------------
End of Period

  (Including accumulated undistributed net investment income of
  $3,089,884 and $1,896,981, respectively)                             $    426,979,878   $    408,113,273
                                                                       ================   ================

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001


1. Organization and Accounting Policies
Morgan Stanley International Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of international common stocks and other equity securities. The Fund was organized as a Massachusetts business trust on October 23, 1998 and commenced operations June 28, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 1.0% to the portion of daily net assets not exceeding $1 billion and 0.95% to the portion of daily net assets in excess of $1 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid the Sub-Advisor compensation of $1,588,558 for the year ended October 31, 2003.

On October 23, 2003, the Board of Trustees of the Fund determined to terminate the Sub-Advisory Agreement. Therefore, effective on or about December 30, 2003, the Investment Manager will assume direct responsibility for investment of the Fund's portfolio.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and
(iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $22,231,401 at October 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.21% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $33,775, $562,688 and $2,575, respectively and received $24,699 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2003 aggregated $167,508,945 and $219,400,357, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent. At October 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $3,000.

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                                        FOR THE YEAR                FOR THE YEAR
                                                            ENDED                       ENDED
                                                      OCTOBER 31, 2003             OCTOBER 31, 2002
                                                ---------------------------   ----------------------------
                                                  SHARES         AMOUNT         SHARES          AMOUNT
                                                -----------   -------------   -----------   --------------
CLASS A SHARES
Sold                                             33,698,871   $ 228,777,057    14,014,187   $  103,437,631
Reinvestment of dividends                            83,954         552,418        44,953          347,486
Redeemed                                        (32,511,231)   (223,778,567)  (12,323,831)     (91,196,477)
                                                -----------   -------------   -----------   --------------
Net increase -- Class A                           1,271,594       5,550,908     1,735,309       12,588,640
                                                -----------   -------------   -----------   --------------
CLASS B SHARES
Sold                                              2,174,402      14,869,053     7,782,148       59,007,084
Redeemed                                         (9,245,751)    (62,480,968)  (19,433,255)    (145,843,044)
                                                -----------   -------------   -----------   --------------
Net decrease -- Class B                          (7,071,349)    (47,611,915)  (11,651,107)     (86,835,960)
                                                -----------   -------------   -----------   --------------
CLASS C SHARES
Sold                                              1,380,301       9,030,658     3,153,039       23,108,929
Reinvestment of dividends                             6,602          43,180            --               --
Redeemed                                         (2,146,478)    (14,221,194)   (4,307,755)     (31,840,343)
                                                -----------   -------------   -----------   --------------
Net decrease -- Class C                            (759,575)     (5,147,356)   (1,154,716)      (8,731,414)
                                                -----------   -------------   -----------   --------------
CLASS D SHARES
Sold                                             11,129,166      73,840,652    13,331,817      100,332,174
Reinvestment of dividends                           222,220       1,466,651       162,573        1,259,940
Redeemed                                        (12,802,046)    (85,154,583)  (11,515,228)     (85,404,551)
                                                -----------   -------------   -----------   --------------
Net increase (decrease) -- Class D               (1,450,660)     (9,847,280)    1,979,162       16,187,563
                                                -----------   -------------   -----------   --------------
Net decrease in Fund                             (8,009,990)  $ (57,055,643)   (9,091,352)  $  (66,791,171)
                                                ===========   =============   ===========   ==============

6. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. The Fund may also purchase and sell interest rate, currency and index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts or an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2003, there were outstanding forward contracts and outstanding index futures contracts.

At October 31, 2003, investments in securities of issuers in Japan represented 28.3% of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in this region.

At October 31, 2003, the Fund's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase, the Fund's custodian.


7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                    FOR THE YEAR       FOR THE YEAR
                                       ENDED              ENDED
                                  OCTOBER 31, 2003   OCTOBER 31, 2002
                                  ----------------   ----------------
Ordinary income                   $      2,400,004   $      1,867,288

As of October 31, 2003, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income       $    3,844,581
Undistributed long-term gains                   --
                                    --------------
Net accumulated earnings                 3,844,581
Foreign tax credit pass-through            814,407
Capital loss carryforward*            (183,733,776)
Temporary differences                     (864,656)
Net unrealized depreciation            (10,953,247)
                                    --------------
Total accumulated losses            ($ 190,892,691)
                                    ==============

*As of October 31, 2003, the Fund had a net capital loss carryforward of $183,733,776 of which $35,159,161 will expire on October 31, 2009, $93,856,873 will expire on October 31, 2010 and $54,717,742 will expire on October 31, 2011 to offset future capital gains to the extent provided by regulations.

As of October 31, 2003, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of passive foreign investment companies ("PFICs"), foreign tax credit pass-through and capital loss deferrals on wash sales and permanent book/tax differences attributable to foreign currency gains and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $1,071,947.

Morgan Stanley International Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                    FOR THE PERIOD
                                                      FOR THE YEAR ENDED OCTOBER 31,                JUNE 28, 1999*
                                         -----------------------------------------------------         THROUGH
                                            2003          2002          2001           2000        OCTOBER 31, 1999
                                         ----------    ----------    ----------     ----------     ----------------
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period     $     6.70    $     7.77    $    10.29     $    10.57     $          10.00
                                         ----------    ----------    ----------     ----------     ----------------
Income (loss) from investment
 operations:
  Net investment income++                      0.08          0.04          0.06           0.11                 0.01
  Net realized and unrealized
   gain (loss)                                 1.33         (1.03)        (2.07)         (0.39)                0.56
                                         ----------    ----------    ----------     ----------     ----------------
Total income (loss) from investment
 operations                                    1.41         (0.99)        (2.01)         (0.28)                0.57
                                         ----------    ----------    ----------     ----------     ----------------
Less dividends and distributions from:
  Net investment income                       (0.08)        (0.08)            -              -                    -
  Net realized gain                               -             -         (0.51)             -                    -
                                         ----------    ----------    ----------     ----------     ----------------
Total dividends and distributions             (0.08)        (0.08)        (0.51)             -                    -
                                         ----------    ----------    ----------     ----------     ----------------
Net asset value, end of period           $     8.03    $     6.70    $     7.77     $    10.29     $          10.57
                                         ==========    ==========    ==========     ==========     ================
Total Return+                                 21.31%       (12.93)%      (20.36)%        (2.65)%               5.70%(1)

Ratios to Average Net Assets(3):
Expenses                                       1.58%         1.56%         1.46%(4)       1.47%                1.81%(2)
Net investment income                          1.02%         0.54%         0.73%          0.95%                0.31%(2)

Supplemental Data:
Net assets, end of period,
 in thousands                            $   63,422    $   44,373    $   37,974     $   46,535     $         38,506
Portfolio turnover rate                          43%           39%           37%            84%                  14%(1)

----------
*   COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                    FOR THE PERIOD
                                                       FOR THE YEAR ENDED OCTOBER 31,               JUNE 28, 1999*
                                         -----------------------------------------------------         THROUGH
                                            2003          2002          2001           2000        OCTOBER 31, 1999
                                         ----------    ----------    ----------     ----------     ----------------
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period     $     6.58    $     7.62    $    10.19     $    10.55     $          10.00
                                         ----------    ----------    ----------     ----------     ----------------
Income (loss) from investment
 operations:
  Net investment income (loss)++               0.01         (0.02)         0.00           0.02                (0.02)
  Net realized and unrealized
   gain (loss)                                 1.34         (1.02)        (2.06)         (0.38)                0.57
                                         ----------    ----------    ----------     ----------     ----------------
Total income (loss) from investment
 operations                                    1.35         (1.04)        (2.06)         (0.36)                0.55
                                         ----------    ----------    ----------     ----------     ----------------
Less distributions from net
 realized gain                                    -             -         (0.51)             -                    -
                                         ----------    ----------    ----------     ----------     ----------------

Net asset value, end of period           $     7.93    $     6.58    $     7.62     $    10.19     $          10.55
                                         ==========    ==========    ==========     ==========     ================
Total Return+                                 20.52%       (13.65)%      (21.08)%        (3.41)%               5.50%(1)

Ratios to Average Net Assets(3):
Expenses                                       2.37%         2.32%         2.24%(4)       2.22%                2.56%(2)
Net investment income (loss)                   0.23%        (0.22)%       (0.06)%         0.20%               (0.44)%(2)

Supplemental Data:
Net assets, end of period,
 in thousands                            $  205,544    $  217,216    $  340,158     $  561,375     $        465,258
Portfolio turnover rate                          43%           39%           37%            84%                  14%(1)

----------
*   COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                    FOR THE PERIOD
                                                      FOR THE YEAR ENDED OCTOBER 31,                JUNE 28, 1999*
                                         ----------    ----------    ----------     ----------         THROUGH
                                            2003          2002          2001           2000        OCTOBER 31, 1999
                                         ----------    ----------    ----------     ----------     ----------------
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period     $     6.59    $     7.62    $    10.19     $    10.55     $          10.00
                                         ----------    ----------    ----------     ----------     ----------------
Income (loss) from investment
 operations:
  Net investment income (loss)++               0.01         (0.01)        (0.01)          0.02                (0.02)
  Net realized and unrealized
   gain (loss)                                 1.33         (1.02)        (2.05)         (0.38)                0.57
                                         ----------    ----------    ----------     ----------     ----------------
Total income (loss) from investment
 operations                                    1.34         (1.03)        (2.06)         (0.36)                0.55
                                         ----------    ----------    ----------     ----------     ----------------

Less dividends and distributions from:

  Net investment income                       (0.01)            -             -              -                    -
  Net realized gain                               -             -         (0.51)             -                    -
                                         ----------    ----------    ----------     ----------     ----------------
Total dividends and distributions             (0.01)            -         (0.51)             -                    -
                                         ----------    ----------    ----------     ----------     ----------------
Net asset value, end of period           $     7.92    $     6.59    $     7.62     $    10.19     $          10.55
                                         ==========    ==========    ==========     ==========     ================

Total Return+                                 20.40%       (13.52)%      (21.08)%        (3.41)%               5.50%(1)

Ratios to Average Net Assets(3):
Expenses                                       2.37%         2.18%         2.24%(4)       2.22%                2.56%(2)

Net investment income (loss)                   0.23%        (0.08)%       (0.06)%         0.20%               (0.44)%(2)

Supplemental Data:
Net assets, end of period,
 in thousands                            $   25,471    $   26,195    $   39,079     $   69,640     $         69,811
Portfolio turnover rate                          43%           39%           37%            84%                  14%(1)

----------
*   COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                    FOR THE PERIOD
                                                     FOR THE YEAR ENDED OCTOBER 31,                 JUNE 28, 1999*
                                         -----------------------------------------------------         THROUGH
                                            2003          2002          2001           2000        OCTOBER 31, 1999
                                         ----------    ----------    ----------     ----------     ----------------
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period     $     6.73    $     7.80    $    10.32     $    10.58     $          10.00
                                         ----------    ----------    ----------     ----------     ----------------
Income (loss) from investment
 operations:
  Net investment income++                      0.08          0.06          0.08           0.15                 0.01
  Net realized and unrealized
   gain (loss)                                 1.36         (1.04)        (2.09)         (0.41)                0.57
                                         ----------    ----------    ----------     ----------     ----------------
Total income (loss) from investment
 operations                                    1.44         (0.98)        (2.01)         (0.26)                0.58
                                         ----------    ----------    ----------     ----------     ----------------

Less dividends and distributions from:

  Net investment income                       (0.10)        (0.09)            -              -                    -
  Net realized gain                               -             -         (0.51)             -                    -
                                         ----------    ----------    ----------     ----------     ----------------
Total dividends and distributions             (0.10)        (0.09)        (0.51)             -                    -
                                         ----------    ----------    ----------     ----------     ----------------

Net asset value, end of period           $     8.07    $     6.73    $     7.80     $    10.32     $          10.58
                                         ==========    ==========    ==========     ==========     ================

Total Return+                                 21.68%       (12.70)%      (20.30)%        (2.46)%               5.80%(1)

Ratios to Average Net Assets(3):
Expenses                                       1.37%         1.32%         1.24%(4)       1.22%                1.56%(2)
Net investment income                          1.23%         0.78%         0.94%          1.20%                0.56%(2)

Supplemental Data:
Net assets, end of period,
 in thousands                            $  132,544    $  120,329    $  124,065     $   98,465     $          1,336
Portfolio turnover rate                          43%           39%           37%            84%                  14%(1)

----------
*   COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+   CALCULATED BASED ON THE NET ASSET VALUE AS OF
    THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of
Trustees of Morgan Stanley International Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley International Fund (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley International Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 19, 2003

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -    Selection or ratification of auditors.

          -    Approval of financial statements, director and auditor reports.

          -    Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -    General updating/corrective amendments to the charter.

          -    Elimination of cumulative voting.

          -    Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

          ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -    Adoption of anti-greenmail provisions provided that the proposal:
               (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Creation of "blank check" preferred stock.

          -    Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -    Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

          CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)    Whether the stock option plan is incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          ANTI-TAKEOVER PROVISIONS

          -    Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -    Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -    Confidential voting.

          -    Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -    Proposals that limit tenure of directors.

          -    Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -    Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          -    Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -    Requiring shareholder approval of golden parachutes.

          -    Elimination of certain anti-takeover related provisions.

          -    Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                        MORGAN STANLEY INTERNATIONAL FUND
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1). Declaration of Trust of the Registrant, dated October 23, 1998, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on October 27, 1998.

(a)(2). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(b) of Post Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

(c).      Not Applicable.

(d)(1). Amended and Restated Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated May 1, 2001, is incorporated by reference to Exhibit 4(a) of Post Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(d)(2). Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc., dated May 4, 1999, is incorporated by reference to Exhibit 4(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on March 15, 1999.

(e)(1). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 5(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on March 15, 1999.

(e)(2). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5 of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on May 5, 1999.

(e)(3). Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated May 4, 1999, is incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 31, 2000.

(f).      Not Applicable.

(g)(1). Custody Agreement between The Chase Manhattan Bank and the Registrant is incorporated by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on March 15, 1999.

(g)(2). Amendment to the Custody Agreement, dated June 15, 2001, is incorporated by reference to Exhibit 7(b) of Post Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(h)(1). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on December 27, 2000.

(h)(2). Amended Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(i)(1). Opinion of Barry Fink, Esq., dated March 15, 1999, is incorporated by reference to Exhibit 9(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on March 15, 1999.

(i)(2). Opinion of Lane Altman & Owens LLP, dated March 12, 1999, is incorporated by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on March 15, 1999.

(j).      Consent of Independent Auditors, filed herein.

(k).      Not Applicable.

(l).      Not Applicable.

(m). Plan of Distribution pursuant to Rule 12b-1, dated May 4, 1999, is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on March 15, 1999.

(n). Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(o).      Not Applicable.

(p)(1). Code of Ethics of Morgan Stanley Investment Management is incorporated by reference to Exhibit p(1) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on December 27, 2002.

(p)(2). Code of Ethics of the Morgan Stanley Funds is incorporated by reference to Exhibit p(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on December 27, 2002.

Other     Powers of Attorney of Trustees, dated October 22, 2003, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

       NAME AND POSITION WITH                  OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS             INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------        ----------------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley Investment
President, Chief Executive Officer          Management; Chairman and Director of Morgan Stanley Distributors;
and Director                                Chairman and Director of Morgan Stanley Trust; President, Chief
                                            Executive Officer and Director of Morgan Stanley Services;
                                            President of the Morgan Stanley Retail Funds and the Institutional
                                            Funds; Director of Morgan Stanley Investment Management Inc.;
                                            Director of various Morgan Stanley subsidiaries; Trustee,
                                            President and Chief Executive Officer of the Van Kampen Open-End
                                            Funds; President and Chief Executive Officer of the Van Kampen
                                            Closed-End Funds.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley Investment
Managing Director,                          Management; Managing Director and Director of Morgan Stanley
and Director                                Services; Managing Director, Secretary, and Director of Morgan
                                            Stanley Distributors; Vice President and General Counsel of the
                                            Morgan Stanley Funds.

A. Thomas Smith III                         Vice President and Assistant Secretary of the Morgan Stanley Funds.
Managing Director and
General Counsel

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                       Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and Director of
Managing Director, Chief                    Morgan Stanley Services; Chief Executive Officer and Director of
Administrative Officer and                  Morgan Stanley Trust; Managing Director of the Distributor; Executive
Director                                    Vice President and Principal Executive Officer of the Morgan Stanley
                                            Funds.

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management Inc.
Managing Director                           and Morgan Stanley Investment Management Limited; Vice President
                                            and Investment Manager of Morgan Stanley & Co. International.


Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-Investments of
Managing Director and Chief                 Morgan Stanley Investment Management Inc.
Administrative Officer-Investments

John B. Kemp, III                           President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                            Executive Director of Morgan Stanley Services; Vice President and
Executive Director                          Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1) Active Assets California Tax-Free Trust

(2) Active Assets Government Securities Trust

(3) Active Assets Institutional Government Securities Trust

(4) Active Assets Institutional Money Trust

(5) Active Assets Money Trust

(6) Active Assets Tax-Free Trust

(7) Morgan Stanley Aggressive Equity Fund

(8) Morgan Stanley Allocator Fund

(9) Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley European Growth Fund Inc.

(20) Morgan Stanley Federal Securities Trust

(21) Morgan Stanley Financial Services Trust

(22) Morgan Stanley Flexible Income Trust

(23) Morgan Stanley Fund of Funds

(24) Morgan Stanley Fundamental Value Fund

(25) Morgan Stanley Global Advantage Fund

(26) Morgan Stanley Global Dividend Growth Securities

(27) Morgan Stanley Global Utilities Fund

(28) Morgan Stanley Growth Fund

(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Latin American Growth Fund

(40) Morgan Stanley Limited Duration Fund

(41) Morgan Stanley Limited Duration U.S. Treasury Trust

(42) Morgan Stanley Limited Term Municipal Trust

(43) Morgan Stanley Liquid Asset Fund Inc.

(44) Morgan Stanley Market Leader Trust

(45) Morgan Stanley Mid-Cap Value Fund

(46) Morgan Stanley Multi-State Municipal Series Trust

(47) Morgan Stanley Nasdaq-100 Index Fund

(48) Morgan Stanley Natural Resource Development Securities Inc.

(49) Morgan Stanley New York Municipal Money Market Trust

(50) Morgan Stanley New York Tax-Free Income Fund

(51) Morgan Stanley Pacific Growth Fund Inc.

(52) Morgan Stanley Prime Income Trust

(53) Morgan Stanley Quality Income Trust

(54) Morgan Stanley Real Estate Fund

(55) Morgan Stanley S&P 500 Index Fund

(56) Morgan Stanley Select Dimensions Investment Series

(57) Morgan Stanley Small-Mid Special Value Fund

(58) Morgan Stanley Special Growth Fund

(59) Morgan Stanley Special Value Fund

(60) Morgan Stanley Strategist Fund

(61) Morgan Stanley Tax-Exempt Securities Trust

(62) Morgan Stanley Tax-Free Daily Income Trust

(63) Morgan Stanley Total Market Index Fund

(64) Morgan Stanley Total Return Trust

(65) Morgan Stanley U.S. Government Money Market Trust

(66) Morgan Stanley U.S. Government Securities Trust

(67) Morgan Stanley Utilities Fund

(68) Morgan Stanley Value-Added Market Series

(69) Morgan Stanley Value Fund

(70) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                      POSITIONS AND OFFICE WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS
----                      ----------------------------------------------
John Schaeffer                                Director

Fred Gonfiantini            Executive Director and Financial Operations
                                  Principal of MS Distributors Inc.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the Prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of December, 2003.

                                    MORGAN STANLEY INTERNATIONAL FUND

                                     By:           /s/ BARRY FINK
                                         ---------------------------------------
                                                       Barry Fink
                                                       VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURES                                      TITLE                DATE
               ----------                                      -----                ----
(1) Principal Executive Officer                    Executive Vice President and
                                                   Principal Executive Officer


By:                /s/ RONALD E. ROBISON
    ---------------------------------------------
                   Ronald E. Robison                                              12/24/03


(2) Principal Financial Officer                    Chief Financial Officer


By:                /s/ FRANCIS J. SMITH
    ---------------------------------------------
                   Francis J. Smith                                               12/24/03


(3) Majority of the Trustees


    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins


By:                /s/ BARRY FINK
    ---------------------------------------------
                   Barry Fink                                                     12/24/03
                   Attorney-in-Fact


    Michael Bozic               Manuel H. Johnson
    Edwin J. Garn               Joseph J. Kearns
    Wayne E. Hedien             Michael E. Nugent
                                Fergus Reid


By:                /s/ STUART M. STRAUSS
    ---------------------------------------------
                   Stuart M. Strauss                                              12/24/03
                   Attorney-in-Fact

                        MORGAN STANLEY INTERNATIONAL FUND

                                  EXHIBIT INDEX

(b).   --  Amended and Restated By-Laws of the Registrant, dated April 24, 2003

(j).   --  Consent of Independent Auditors

Other  --  Powers of Attorney of Trustees, dated October 22, 2003.